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                     AUTOBOND FUNDING CORPORATION II

                             (as Borrower),


                     AUTOBOND ACCEPTANCE CORPORATION

                           (as Administrator)


                                   and


                 PEOPLES SECURITY LIFE INSURANCE COMPANY

                               (as Lender)



                     ------------------------------



                            CREDIT AGREEMENT



                     ------------------------------


                        Dated as of May 21, 1996



- --------------------------------------------------------------------------------



                     AUTOBOND FUNDING CORPORATION II



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                            TABLE OF CONTENTS

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SECTION 1.      COMMITMENT

      Section 1.1       Advances.....................................  1
      Section 1.2       Borrowings; Closings.........................  2
      Section 1.3       Notices of Advances..........................  3
      Section 1.4       Use of Proceeds..............................  3
      Section 1.5       Security Agreement...........................  3
      Section 1.6       Increased Costs..............................  3
      Section 1.7       Taxes........................................  7
      Section 1.8       Definitions.................................. 10
      Section 1.9       Term......................................... 10
      Section 1.10      Payment Instructions......................... 10

SECTION 2.      REPRESENTATIONS AND WARRANTIES

      Section 2.1       General Representations and
                        Warranties of the Borrower................... 10
      Section 2.2       General Representations and
                        Warranties of AutoBond....................... 15

SECTION 3.      CONDITIONS OF OBLIGATION TO MAKE INITIAL
                ADVANCE ON INITIAL CLOSING DATE

      Section 3.1       Other Agreements............................. 28
      Section 3.2       Audited Financial Statements................. 28
      Section 3.3       Opinion of Special Counsel for the
                        Lender....................................... 28
      Section 3.4       Opinions of Counsel for AutoBond............. 28
      Section 3.5       Fitch Rating Letter.......................... 28
      Section 3.6       Officer's Certificates....................... 28
      Section 3.7       Organizational and Other Documents........... 28
      Section 3.8       Financing Statements......................... 29
      Section 3.9       Necessary Consents........................... 29

SECTION 4.      CONDITIONS OF OBLIGATION TO MAKE ADVANCES
                ON ANY CLOSING DATE

      Section 4.1       Performance of Obligations; No Old
                        Advances..................................... 29
      Section 4.2       Representations True; No Event of
                        Default...................................... 29
      Section 4.3       Taxes........................................ 29
      Section 4.4       No Merger or Change in Control............... 30
      Section 4.5       Searches..................................... 30
      Section 4.6       Consents and Approvals....................... 30
      Section 4.7       Proceedings, Instruments, etc................ 30
      Section 4.8       Loan Acquisition Agreement; Use of
                        Proceeds..................................... 30
      Section 4.9       Other Documents.............................. 31





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      Section 4.10      Monthly Accountants Letter................... 31
      Section 4.11      Continuance of a Funding
                        Termination Event or Event of
                        Default...................................... 31

SECTION 5.      [Reserved].

SECTION 6.      AUTOBOND

      Section 6.1       Duties of AutoBond........................... 31
      Section 6.2       [Reserved]................................... 32

SECTION 7.      CERTAIN SPECIAL RIGHTS.

      Section 7.1       Home Office Payment.......................... 32
      Section 7.2       Certain Taxes................................ 33
      Section 7.3       Substitution of Initial Lender............... 33

SECTION 8.      ADVANCE MATURITY; ADVANCE PREPAYMENTS.

      Section 8.1       Advance Maturity............................. 34
      Section 8.2       Mandatory Prepayments........................ 34
      Section 8.3       Voluntary Prepayments........................ 35
      Section 8.4       Prepayment Notice............................ 35

SECTION 9.      ASSIGNMENTS AND PARTICIPATIONS

      Section 9.1       Assignments.................................. 35
      Section 9.2       Participations............................... 36

SECTION 10.     CERTAIN COVENANTS OF THE BORROWER

      Section 10.1      Maintenance of Office........................ 37
      Section 10.2      Existence.................................... 37
      Section 10.3      General Maintenance of Business,
                        Etc.......................................... 38
      Section 10.4      Inspection................................... 38
      Section 10.5      Compliance with Law, etc..................... 38
      Section 10.6      Payment of Taxes and Claims.................. 39
      Section 10.7      Limitations on Indebtedness.................. 39
      Section 10.8      Restricted Investments....................... 39
      Section 10.9      Nature of Business........................... 39
      Section 10.10     Consolidation and Merger; Sales of
                        Properties................................... 39
      Section 10.11     Further Assurances........................... 40
      Section 10.12     Independence................................. 40
      Section 10.13     Other Agreements and Parties................. 41
      Section 10.14     Investment Company Act....................... 42
      Section 10.15     Purchases of Auto Loans...................... 42
      Section 10.16     Liens........................................ 43






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SECTION 11.     CERTAIN COVENANTS OF AUTOBOND

      Section 11.1      Existence.................................... 43
      Section 11.2      Compliance with Law, etc..................... 43
      Section 11.3      Payment of Taxes and Claims.................. 43
      Section 11.4      Inspection................................... 44
      Section 11.5      Consolidation and Merger..................... 44
      Section 11.6      Further Assurances........................... 45
      Section 11.7      Independence................................. 45
      Section 11.8      Other Agreements............................. 46

SECTION 12.     INFORMATION TO BE FURNISHED TO LENDER

      Section 12.1      Information to be Furnished by the
                        Borrower..................................... 46
      Section 12.2      Information to be Furnished by
                        AutoBond..................................... 47


SECTION 13.     DEFAULTS, REMEDIES AND TERMINATION

      Section 13.1      Events of Default; Amortization
                        Events; Acceleration of Advances............. 49
      Section 13.2      Default Remedies............................. 52
      Section 13.3      Notice of Default............................ 53
      Section 13.4      Annulment of Acceleration of
                        Advances..................................... 53
      Section 13.5      Remedies Upon Occurrence of
                        Amortization Event........................... 54

SECTION 14.     INTERPRETATION OF AGREEMENT AND NOTES

      Section 14.1      Definitions.................................. 55
      Section 14.2      Directly or Indirectly....................... 71
      Section 14.3      Accounting Terms............................. 71
      Section 14.4      Governing Law................................ 71
      Section 14.5      Headings..................................... 71
      Section 14.6      Independence of Covenants, etc............... 71

SECTION 15.     INDEMNIFICATION AND FUNDING LOSSES

      Section 15.1      Indemnification.............................. 71
      Section 15.2      Indemnification with respect to the
                        Specified Sold Auto Loans.................... 74

SECTION 16.     MISCELLANEOUS

      Section 16.1      Notices...................................... 76
      Section 16.2      Survival..................................... 76
      Section 16.3      Successors and Assigns....................... 76
      Section 16.4      Amendment and Waiver......................... 76





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      Section 16.5      Counterparts................................. 77
      Section 16.6      Reproduction of Documents.................... 78
      Section 16.7      Consent to Jurisdiction and Venue............ 78
      Section 16.8      No Petition.................................. 79
      Section 16.9      Acts of Lender............................... 79
      Section 16.10     Confidentiality.............................. 79


                                EXHIBITS

   EXHIBIT A         Form of Promissory Note
   EXHIBIT B         Form of Borrowing Notice
   EXHIBIT C         Form of Security Agreement
   EXHIBIT D         Form of Repurchase Assignment
   EXHIBIT E         Form of Borrower Opinion
   EXHIBIT F         Form of AutoBond Opinion
   EXHIBIT G         Form of Local Counsel Opinion
   EXHIBIT H         Form of Monthly Accountant's Letter
   EXHIBIT I         Form of Monthly Statement





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      CREDIT AGREEMENT dated as of May 21, 1996 between AutoBond Funding
Corporation II, a Delaware corporation (the "Borrower"), AutoBond Acceptance Corporation, a Texas corporation ("AutoBond") and Peoples Security Life Insurance Company (the "Initial Lender").

      The Borrower has requested that the Initial Lender make advances to it in an aggregate amount not exceeding $20,000,000 at any time outstanding and the Initial Lender is prepared to make such advances upon the terms and subject to the conditions hereof. Accordingly, the parties hereto agree as follows:


SECTION 1. COMMITMENT.

      Section 1.1 Advances. The Initial Lender agrees, on the terms of this Agreement and subject to the conditions hereof, to make Advances to the Borrower during the period from and including the date hereof to but not including December 15, 1996 in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Commitment as then in effect. Subject to the terms of this Agreement, during such period the Borrower may borrow, repay and re-borrow the amount of the Commitment. Each Advance shall (a) mature on the Maturity Date and (b) bear interest from the date thereof until such Advance shall be paid in accordance with the terms hereof (whether at maturity, mandatory prepayment, by acceleration or otherwise) at the per annum rate with respect to each Interest Period at the Interest Rate, payable on each Payment Date following such Interest Period in accordance with the provisions of the Security Agreement. Interest shall be computed on the basis of the actual number of days in such Interest Period and a three hundred and sixty day year. Each Advance shall bear interest during any Interest Period during such time as an Event of Default or an Amortization Event has occurred and is continuing and to the extent permitted by applicable law on any overdue installment of interest, at the per annum rate with respect to each Interest Period equal to the lesser of (x) the Interest Rate plus 2.00% and (y) 11%. If the Borrower shall have paid or agreed to pay any interest on any Advance in excess of that permitted by law, then it is the express intent of the parties hereto with respect thereto that
(i) to the extent possible given the term of such Advance, all excess amounts previously paid or to be paid by the Borrower be applied to reduce the principal amount of such Advance and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced,
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without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (ii) to the extent that the reduction of the principal amount of, and the amounts collectible under, such Advance and the reformation of the provisions thereof described in the immediately preceding clause (i) are not possible given the term of such Advance, such excess amount shall be deemed to have been paid with respect to such Advance as a result of an error and upon the Lender obtaining actual knowledge of such error, such amount shall be refunded to the Borrower. Each Advance shall be subject to mandatory prepayment as set forth in Section 8.2 hereof. Except as provided in Section 1.7 hereof, all sums payable by the Borrower under this Credit Agreement and the Advances shall be paid without counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

      Section 1.2 Borrowings; Closings. (a) This Agreement and the other Program Documents shall be executed [and the initial Advance is to be made] at a closing to be held on a date determined to be mutually acceptable to the Borrower and the Initial Lender, 10:00 A.M., New York City time (the "Initial Closing Date"), at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019. Additional Advances will be made no more frequently than once each calendar week on the first Business Day of each calendar week (each, a "Subsequent Closing Date", the Subsequent Closing Dates, together with the Initial Closing Date, the "Closing Dates," and, either the Initial Closing Date or a Subsequent Closing Date, a "Closing Date") to the extent the Lender has received prior notice thereof in accordance with the provisions of Section 1.3 hereof.

      (b) The Advances shall be evidenced by a single promissory note (the "Note") of the Borrower in substantially the form of Exhibit A hereto, dated the date of the delivery of such Note to the Initial Lender under this Agreement, payable to the Initial Lender in a principal amount equal to the amount of the Commitment as in effect from time to time and otherwise duly completed. The date and amount of each Advance made by the Initial Lender to the Borrower and each payment made on account of the principal thereof, shall be recorded by the Initial Lender on its books and, prior to any transfer of the Note, endorsed by the Initial Lender on the schedule attached to the Note or any continuation thereof.






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      (c) The Initial Lender shall be entitled to have the Note subdivided, by exchange for Notes of lesser denominations or otherwise in connection with an assignment of all or any portion of the Advances and the Note pursuant to the terms of this Agreement; provided that in no event may the Note be subdivided into denominations of less than $500,000.

      (d) Each Advance shall be made by wire transfer of immediately available funds to the Loan Purchase Account.

      Section 1.3 Notices of Advances. The Borrower will give notice substantially in the form of Exhibit B hereto of each Advance (a "Borrowing Notice") to the Initial Lender and the Collateral Agent, which notice shall be irrevocable and effective only upon receipt by the Initial Lender and the Collateral Agent, and which shall specify the date upon which such borrowing is to occur and the amount of such subsequent Advance, which amount, unless otherwise agreed to by the Initial Lender, shall not (a) in the case of the initial Advance, be less than $5,000,000, (b) in the case of the first Advance following a Disposition, be less than $750,000 nor more than $5,000,000 and (c) in the case of all other Advances, shall not be greater than $5,000,000 nor less than the lesser of (i) the Available Facility Amount and (ii) $750,000. Such notice shall be given not later than 12:00 (noon) New York time on the day which is two (2) Business Days prior to the related Closing Date. Any notice received by the Initial Lender after 12:00 (noon) New York time on any Business Day shall be deemed to have been received on the next succeeding Business Day. On the date specified in such notice, the Initial Lender will, subject to the conditions set forth and in accordance with the terms of this Agreement, make an Advance in the aggregate principal amount set forth in such notice.

      Section 1.4 Use of Proceeds. The proceeds of each Advance (net of expenses and costs) will be used as contemplated by Section 4.8.

      Section 1.5 Security Agreement. The Advances are to be secured pursuant to a Security Agreement, dated as of the date hereof (the "Security Agreement"), among the Borrower, AutoBond and Norwest Bank Minnesota, National Association, as Collateral Agent (together with any successors thereto, the "Collateral Agent"), substantially in the form of Exhibit C (as from time to time amended, supplemented or modified).






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      Section 1.6 Increased Costs. (a) In the event that any change after the date upon which the Lender makes an Advance or acquires an interest in an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association, by-laws or other organizational or governing documents of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America), or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority in the United States of America made after the date upon which the Lender makes its Advances or acquires an interest in an
Advance:

            (i) shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or the Note, or change the basis of taxation of payments in respect thereof (except for taxes referred to in Section 1.7(a) and Section 15.1(a)(iii) and changes in the rate of tax on the overall net income of the Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by the Lender; or

            (iii) shall impose on the Lender any other condition;

and the result of any of the foregoing is to reduce the amount receivable hereunder in respect of the Advance below that which such Lender would have received but for such change or compliance, then after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the Collateral Agent shall, subject to Section 1.6(c), on behalf of the Borrower, pay to the Lender any additional amounts necessary to compensate the Lender for such reduced amount receivable.

      (b) In the event that the Lender shall have determined that any change after the date upon which the Lender makes an Advance or acquires an interest in an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association,





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by-laws or other organizational or governing documents of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority in the United States of America made subsequent to the date upon which such Lender makes its Advances or acquires its interest in an Advance does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of the transactions contemplated hereby to a level below that which the Lender or such corporation would have achieved but for such change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed thereby to be material, then, from time to time, after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the Collateral Agent shall, subject to Section 1.6(c), on behalf of the Borrower, pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

      (c) The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 1.6(a) or (b); provided, that no Lender shall be obligated to take any actions that would, in the sole opinion of the Lender, be disadvantageous to the Lender in any material respect.

      (d) If the Lender claims the increased amounts described in Section 1.6(a) or (b) ("Increased Cost"), the Lender will furnish to the Borrower and the Collateral Agent a certificate setting forth the basis and amount of each request by the Lender for any such Increased Cost. If the Borrower, within 30 days after receiving a notice of the basis and amount of such Increased Cost, disputes the basis or amount set forth in such notice, the Lender and the Borrower shall consult in good faith to resolve such





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dispute. If such consultation does not resolve such dispute within 45 days (or such longer period as the Lender and the Borrower may then agree) after the Lender shall have provided the Borrower with such notice, the Borrower may request that the Lender furnish to an independent accounting firm selected by the Borrower and reasonably acceptable to the Lender (the "Independent Accountant") all information reasonably necessary to permit the confirmation of the accuracy of the Lender's computation of the Increased Cost described in such notice. Within 30 days of the receipt of such information, the Independent Accountant either shall confirm the accuracy of such computation or shall notify the Lender and the Borrower that such computation proposed by the Lender is inaccurate. In the latter event, the Lender shall consult with the Borrower and the Independent Accountant as to the proper computation of the Increased Costs, whereupon the Lender shall recompute the Increased Costs in such a manner as shall enable the Independent Accountant to confirm their accuracy. The Borrower and the Lender agree that the sole responsibility of the Independent Accountant shall be to verify the calculation of the Increased Costs and that matters of interpretation of the Program Documents are not within the scope of its responsibilities. All expenses incurred by the Lender and the Borrower in connection with the verification procedures described in this Section 1.6 (including the fees and expenses of the Independent Accountant) shall be paid by the Borrower. Any information provided to the Independent Accountant by the Lender shall be and remain the exclusive property of the Lender and shall be deemed by the parties to be (and the Independent Accountant shall confirm in writing that it will treat such information as) the private, proprietary and confidential property of the Lender, and no Person other than the Lender and the Independent Accountant shall be entitled thereto or to any review thereof, and all such information shall be returned to the Lender contemporaneously with the completion of the verification procedure. Notwithstanding the foregoing, the Lender shall not be obligated to disclose to any Person (other than the Independent Accountant, subject to agreement by the Independent Accountant to keep all information therein confidential), or permit any Person (other than the Independent Accountant, subject to agreement by the Independent Accountant to keep all information contained therein confidential) to examine, any federal, state or local income tax returns of the Lender or any of its Affiliates.

      (e) Failure on the part of the Lender to demand compensation for any Increased Cost or amount pursuant to





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Section 1.6(a) with respect to any period shall not constitute a waiver of the
Lender's right to demand compensation with respect to such period; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

      (f) The Borrower shall have the right, and the Lender shall cooperate fully, to replace any Lender which makes a claim pursuant to this Section 1.6 with a new lender that will succeed to the rights of such Lender under this Agreement; provided, that such Lender shall not be replaced hereunder with a new lender until such Lender has been paid in full all amounts owed to it pursuant to this Agreement; provided, further, that the Borrower shall provide such Lender with an Officer's Certificate stating that such new lender is not subject to, or has agreed not to seek, such increased costs.

      Section 1.7 Taxes. (a) All payments made by the Collateral Agent on behalf of the Borrower, under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority in the United States of America, excluding, in the case of the Lender, net income taxes and franchise taxes imposed on the Lender as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Lender (excluding a connection arising solely from the Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement) or any political subdivision or taxing authority thereof or therein, and also excluding United States of America withholding taxes to the extent that a Lender incorporated in or under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia fails to provide to the Collateral Agent at such times as are required by law a duly completed and executed Internal Revenue Service form 1001 or 4224, as applicable (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"), provided that the Lender is not subject to backup withholding or provides the Collateral Agent with a duly completed and executed Internal





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Revenue Service form W-8 or W-9, as appropriate. If any Taxes are required to be withheld from any amounts payable to the Lender hereunder, after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the amounts so payable to the Lender shall be increased by the Collateral Agent, subject to Section 1.7(c), on behalf of the Borrower, to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Collateral Agent with a duly completed and executed Internal Revenue Service form W-8 or W-9, as appropriate. Any Lender shall utilize available tax credits to decrease amounts payable with respect to any such withholding which the Lender in its sole judgment believes are directly related to this Agreement, except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Collateral Agent with a duly completed and executed Internal Revenue Service form W-8 or W-9, as appropriate. Nothing in the preceding sentence shall give the Borrower or any other third party rights to inspect, audit or otherwise request information regarding Lender records, including records relating to available tax credits. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority the Collateral Agent shall, subject to Section 1.7(c), on behalf of the Borrower, pay the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

      (b) If the Lender claims the amounts for Taxes referred to in Section 1.7(a), the Lender will furnish to the Borrower and the Collateral Agent an officer's certificate setting forth the basis and amount of each request by the Lender for such Taxes. If the Borrower, within 30 days after receiving a notice of the basis and amount of such Taxes, disputes the basis or amount set forth in such notice, the Lender and the Borrower shall consult in good faith to resolve such dispute. If such consultation does not resolve such dispute within 45 days (or such longer period as the Lender and the Borrower may then agree) after the Lender shall have provided the Borrower with such notice, the Borrower may request that the Lender furnish to an Independent Accountant all information reasonably necessary to permit the confirmation of the accuracy of the Lender's computation of the Taxes described in such notice. Within 30 days of the receipt of such information, the Independent Accountant either shall confirm the accuracy of such computation or shall notify the Lender and the Borrower





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that such computation proposed by the Lender is inaccurate. In the latter event, the Lender shall consult with the Borrower and the Independent Accountant as to the proper computation of the Taxes, whereupon the Lender shall recompute the Taxes in such a manner as shall enable the Independent Accountant to confirm their accuracy. The Borrower and the Lender agree that the sole responsibility of the Independent Accountant shall be to verify the calculation of the Taxes and that matters of interpretation of the Program Documents are not within the scope of its responsibilities. All expenses incurred by the Lender and the Borrower in connection with the verification procedures described in this
Section 1.7 (including the fees and expenses of the Independent Accountant) shall be paid by the Borrower. Any information provided to the Independent Accountant by the Lender shall be and remain the exclusive property of the Lender and shall be deemed by the parties to be (and the Independent Accountant shall confirm in writing that it will treat such information as) the private, proprietary and confidential property of the Lender, and no Person other than the Lender and the Independent Accountant shall be entitled thereto or to any review thereof, and all such information shall be returned to the Lender contemporaneously with the completion of the verification procedure. Notwithstanding the foregoing, the Lender shall not be obligated to disclose to any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information therein confidential), or permit any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information contained therein confidential) to examine, any federal, state or local income tax returns of the Lender or any of its Affiliates.

      (c) The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 1.7(a); provided, that no Lender shall be obligated to take any actions that would, in the sole reasonable opinion of the Lender, be disadvantageous to the Lender in any material respect.

      (d) The Lender, by its making of an Advance or acceptance of any interest in any Advance, agrees to treat the interests evidenced by the Advances as indebtedness for all tax purposes, and further agrees that any Person acquiring an interest in any Advance from or through it may do so only subject to the obligation to comply with this





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Agreement as to the treatment of such Advance as indebtedness for all tax purposes.

      (e) The Borrower shall have the right, and the Lender shall cooperate fully, to replace any Lender which makes a claim pursuant to this Section 1.7 with a new lender that will succeed to the rights of such Lender under this Agreement; provided, that such Lender shall not be replaced hereunder with a new lender until such Lender has been paid in full all amounts owed to it pursuant to this Agreement; provided, further, that the Borrower shall provide such Lender with an Officer's Certificate stating that such new lender is not subject to, or has agreed not to seek, such amounts for Taxes.

      Section 1.8 Definitions. Capitalized terms used in this Agreement are defined in Section 14.1 hereof. References to a "Section", "Schedule" or "Exhibit" are, unless otherwise specified, to the appropriate Section, Schedule or Exhibit of this Agreement.

      Section 1.9 Term. The Commitment will terminate on December 15, 1996 unless terminated prior to such date in accordance with the terms hereof.

      Section 1.10 Payment Instructions. Each of the Lender and AutoBond shall provide written payment instructions (including the account number of the bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such party by the wire transfer of immediately available funds) to the Collateral Agent. Failure to provide such notice shall not affect such party's right to receive any funds to which it is otherwise entitled in accordance with the Program Documents, but failure to deliver such notice may result in a delay in the receipt of such funds.


SECTION 2. REPRESENTATIONS AND WARRANTIES.

      The Borrower represents and warrants to the Lender, as of the date hereof, and as of each Closing Date, as follows:

            Section 2.1  General Representations and
Warranties of the Borrower.

      (a) Organization and Authority. The Borrower:

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

            (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted by the Program Documents to enter into the Program Documents to which it is a party, to issue and deliver the Note and to perform its obligations under the Program Documents to which it is a party and the Note;

            (iii) has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

      (b) Place of Business. The address of the principal place of business and chief executive office of the Borrower is 301 Congress Avenue, Austin, Texas 78701 and there have been no other such locations during the immediately preceding four months except as may have been previously disclosed in writing to the Initial Lender.

      (c) Compliance with Other Instruments, etc. The Borrower is not in violation of any term of its certificate of incorporation or by-laws. Neither the execution, delivery or performance by the Borrower of the Program Documents to which it is a party or the Note nor the borrowings hereunder does or will (i) conflict with or violate the certificate of incorporation or by-laws of the Borrower, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the Properties of the Borrower pursuant to the terms of any instrument or agreement to which the Borrower is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Borrower.

      (d) No Materially Adverse Contracts, etc. The Borrower is not a party to or bound by (nor are any of its Properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other

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

corporate or contractual restriction, which materially and adversely affects, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Borrower.

      (e) Compliance with Law. The Borrower is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it or any of its Properties are subject. The policies and procedures set forth in the Program Manual are in compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. Neither the execution, delivery or performance of the Program Documents to which it is a party or the Note nor the borrowings hereunder does or will cause the Borrower to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

      (f) Pending Litigation, etc. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Borrower) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its respective Properties (i) an adverse determination of which could materially and adversely affect the business, earnings, prospects, Properties or condition (financial or other) of the Borrower, each taken as a whole or (ii) that could question the validity of any Program Document to which it is a party or the Note or the priority or perfection of any Liens created under the Security Agreement. The Borrower is not in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

      (g) Taxes. The Borrower and each entity which might have tax liabilities for which the Borrower is or may be liable, has filed all tax returns and paid all taxes required by law to be filed or paid, which are due pursuant to said returns (or which to the knowledge of the Borrower are due and payable) and on all assessments received by the Borrower or such entity, as the case may be, other than taxes being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles. No extensions of

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

the time for the assessment of deficiencies have been granted by the Borrower. There are no material Liens on any Properties of the Borrower imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. There are no applicable taxes, fees or other governmental charges due and payable by the Borrower in connection with the execution and delivery by the Borrower of the Program Documents to which it is a party or the Note or the borrowings hereunder.

      (h) Investment Company Act. The Borrower is not an "investment company", or an "affiliated person" of an "investment company", or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and the Borrower is not an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

      (i) Margin Rules. Without limiting the foregoing, the application in accordance with the Program Documents of any part of the proceeds from the Advances by the Borrower pursuant to this Agreement will not violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The assets of the Borrower do not include any "margin stock" within the meaning of such Regulation G, and the Borrower does not have any intention of acquiring any such margin stock.

      (j) Proceedings. The Borrower has taken all action necessary to authorize the execution and delivery of the Program Documents to which it is a party and the Note and the borrowings hereunder and the performance of all obligations to be performed by it hereunder and thereunder.

      (k) No Event of Default or Default. No event has occurred, and no condition exists, that constitutes a Default or an Event of Default.

      (l) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is or will be required for (i) the valid execution, delivery and performance by the Borrower of the Program Documents to

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

which it is a party or the Note, (ii) the perfection or maintenance of the Liens intended to be created by the Security Agreement (including the first priority status thereof) or (iii) the borrowings hereunder, other than such UCC filings as have been provided to the Initial Lender. The Borrower has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Borrower of its business as now conducted and as proposed to be conducted as contemplated by the Program Documents.

      (m) Validity of Program Documents and Note. The Program Documents to which it is a party have each been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. Upon receipt by the Borrower of the proceeds of the initial Advance as provided in this Agreement, the Note will have been duly issued and will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

      (n) Representations and Warranties in Program Documents. The representations and warranties of the Borrower contained in each of the Program Documents to which it is a party and in any document, certificate or instrument delivered pursuant to any such Program Document are true and correct and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

      (o) Solvency. The Borrower is Solvent and, immediately after giving effect to the issue of the Note and the consummation of the other transactions contemplated by this Agreement, the Borrower will be Solvent.

      (p) Full Disclosure. The Program Documents to which it is a party and any certificate, report, statement or other writing furnished to the Lender by or on behalf of the Borrower in connection with the negotiation of any such Program Document are accurate and complete with respect to the information purported to be set forth therein. There is no fact known to the Borrower that has not been disclosed to the Lender in writing that (i) materially and adversely affects, or in the future may materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Borrower, or (ii) materially and adversely affects, or in the future could materially and adversely affect, the ability of the Borrower to perform its obligations under the Program Documents or the Note.

      (q) Non-Consolidation. The Borrower has been operated in such a manner that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Borrower and any Affiliate would be disregarded.

      (r) Representations and Warranties Updated. The representations and warranties set forth above shall be deemed repeated on, and as of, each Closing Date.

Section 2.2 General Representations and Warranties of AutoBond.

      AutoBond represents and warrants to the Lender, as of the date hereof, and as of each Closing Date, as follows:

      (a) Organization and Authority. AutoBond:

            (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas;

            (ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Program Documents to which it is a party, to enter into the Program Documents to which it is a party and to perform its obligations under the Program Documents to which it is a party.

            (iii) has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

      (b) Place of Business. The address of the principal place of business and chief executive office of AutoBond is 301 Congress Avenue, Austin, Texas 78701 and there have been no other such locations during the immediately preceding four months except as may have been previously disclosed in writing to the Initial Lender.

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

      (c) Compliance with Other Instruments, etc. AutoBond is not in violation of any term of its articles of incorporation or by-laws. The execution, delivery and performance by AutoBond of the Program Documents to which it is a party do not and will not (i) conflict with or violate the articles of incorporation or by-laws of AutoBond, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the Properties or assets of AutoBond pursuant to the terms of any instrument or agreement to which AutoBond is a party or by which it is bound, or (c) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in AutoBond.

      (d) No Materially Adverse Contracts, etc. AutoBond is not a party to or bound by (nor are any of its Properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which materially and adversely affects, or in the future will materially and adversely affect, the business, earnings, prospects, Properties or condition (financial or other) of AutoBond.

      (e) Compliance with Law. AutoBond is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, Properties or condition (financial or other) of AutoBond, each taken as a whole. The policies and procedures set forth in the Program Manual are in compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Program Documents to which it is a party do not and will not cause AutoBond to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

      (f) Pending Litigation, etc. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of AutoBond) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitrator or arbitration panel, pending or, to the best knowledge of AutoBond, threatened against or affecting AutoBond or any of its respective Properties (i) an adverse determination of which could materially and adversely affect the business, earnings, prospects, Properties or condition (financial or other) of AutoBond, each taken as a whole or (ii) that could question the validity of the Program Documents. AutoBond is not in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

      (g) Taxes. AutoBond and each entity which might have tax liabilities for which AutoBond is or may be liable, has filed all tax returns and paid all taxes required by law to be filed or paid, which are due pursuant to said returns (or which to the knowledge of AutoBond are due and payable) and on all assessments received by AutoBond or such entity, as the case may be, other than taxes being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles. No extensions of the time for the assessment of deficiencies have been granted by AutoBond. There are no material Liens on any Properties of AutoBond imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. There are no applicable taxes, fees or other governmental charges due and payable by AutoBond in connection with the execution and delivery of the Program Documents to which it is a party.

      (h) Investment Company Act. AutoBond is not an "investment company", or an "affiliated person" of an "investment company", or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, and AutoBond is not an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

      (i) Proceedings. AutoBond has taken all action necessary to authorize the execution and delivery by it of the Program Documents to which it is a party and the performance of all obligations to be performed by it under the Program Documents.

      (j) No Event of Default. No event has occurred and is continuing, and no condition exists, that constitutes a Default or an Event of Default.

      (k) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by AutoBond of the Program Documents to which it is a party. AutoBond has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by AutoBond of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of AutoBond.

      (l) Validity of Agreement. The Program Agreements to which it is a party have been duly executed and delivered by AutoBond and constitute the legal, valid and binding obligation of AutoBond, enforceable in accordance with their terms.

      (m) Representations and Warranties in Program Documents. (i) The representations of AutoBond contained in any document, certificate or instrument delivered pursuant to the Program Documents are true and correct in all material respects and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

      (ii) Each acquisition of a Specified Sold Auto Loan by the Borrower has been or will be made in compliance with all requirements specified in the Program Documents; and AutoBond has performed all of its obligations with respect to such Specified Sold Auto Loan, including, without limitation, the payment to the related Dealer of all amounts then owing to such Dealer by AutoBond in respect of such Specified Sold Auto Loan.

      (n) Solvency. AutoBond is Solvent.

      (o) Full Disclosure. The Program Documents to which it is a party and any certificate, report, statement or other writing furnished to the Lender by or on behalf of AutoBond in connection with the negotiation of any such Program Document and the issuance of the Note are accurate and complete with respect to the information purported to be set forth therein. There is no fact known to AutoBond that

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

has not been disclosed to the Lender in writing that (i) materially and adversely affects, or in the future may materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of AutoBond, or (ii) materially and adversely affects, or in the future could materially and adversely affect, the ability of AutoBond to perform its obligations under the Program Documents.

      (p) Representations and Warranties Updated. The representations and warranties set forth above shall be deemed repeated on, and made as of, each Closing Date.

Section 2.3 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SPECIFIED SOLD
            AUTO LOANS.

      (a) With respect to each Auto Loan, each of AutoBond and the Borrower represents and warrants to the Lender, as of the Closing Date on which such Auto Loan becomes a Specified Sold Auto Loan, that:

            (i) such Auto Loan complies in full with, and has been originated in accordance with, the criteria set forth in the AutoBond Program and the AutoBond Program Manual;

            (ii) AutoBond has conducted each of the procedures set forth in the AutoBond Program Manual to evaluate the Obligor's application in accordance with the criteria set forth in the AutoBond Program;

            (iii) on and after such Closing Date, there shall exist under each such Auto Loan a valid, subsisting and enforceable security interest in the Financed Vehicle securing each such Auto Loan and at such time an enforcement of such security interest is sought and at all times there shall exist a valid, subsisting and enforceable first priority perfected security interest in such Financed Vehicle in favor of AutoBond as Collection Agent on behalf of the Collateral Agent; and (a) if such Auto Loan was originated in a state in which notation of a security interest on the title document for the Financed Vehicle securing such Auto Loan is required or permitted to perfect such security interest, the title document for such Financed Vehicle shows, or if a new or replacement title document is being applied for with respect to such

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

      Financed Vehicle the title document will show AutoBond (as agent for Borrower and the Collateral Agent) as the sole holder of a security interest in such Financed Vehicle and (b) if such Auto Loan was originated in a state in which a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show AutoBond (as agent for the Borrower and the Collateral Agent) as the sole holder of a security interest in such Financed Vehicle, and in the case of either (a) or (b), the Borrower and the Collateral Agent have the same rights as AutoBond has or would have (if AutoBond were still the owner of an Auto Loan) against the Obligor and all creditors of the Obligor claiming an interest in such Financed Vehicle;

            (iv) such Auto Loan has not been satisfied, subordinated or rescinded; and no provision of such Auto Loan has been waived, altered or modified in any respect, except by instruments or documents identified in the Loan File;

            (v) such Auto Loan is not and will not be subject to any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning such Auto Loan between the Obligor and the Dealer, the Dealer and AutoBond, or otherwise and no such right has been asserted with respect thereto; the operation of the terms of such Auto Loan or the exercise of any right thereunder will not render any such Auto Loan unenforceable in whole or in part;

            (vi) upon assigning such Auto Loan to the Borrower, AutoBond had full right to transfer such Auto Loan to the Borrower, and AutoBond conveyed sole ownership of and good and marketable title to such Auto Loan to the Borrower; upon assigning such Auto Loan to the Collateral Agent, the Borrower had full right to assign such Auto Loan to the Collateral Agent;

            (vii) such Auto Loan is not a Defaulted Auto Loan on the date of its transfer and there is no default, breach, violation, or event permitting acceleration under such Auto Loan, and no event

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

      has occurred which, with notice and the expiration of any grace or cure period or both, would constitute a default, breach, violation, or event permitting acceleration under such Auto Loan; provided that, (A) with respect to Auto Loans assigned by the Borrower to the Collateral Agent on the Closing Date, if such Auto Loan is not 60 days or more contractually past due and (B) with respect to Auto Loans assigned by the Borrower to the Collateral Agent after the Closing Date, if such Auto Loan is not more than one payment past due, such Auto Loan shall be deemed not to be in payment default, unless such Auto Loan is a Defaulted Auto Loan;

            (viii) the Loan File related to such Auto Loan contains each of the documents required by the AutoBond Program Manual and the contractual documents contained in such Loan File constitute the entire agreement with respect to such Auto Loan between the Obligor and the related Dealer and, with the exception of the related Dealer Agreement, between the Dealer and AutoBond;

            (ix) the down payment described in the Loan File relating to such Auto Loan was paid to the related Dealer in the manner stated therein at the time of the origination of such Auto Loan, the proceeds thereof were fully disbursed; there is no requirement for further advances thereunder; and all fees and expenses in connection thereof have been paid;

            (x) the Financed Vehicle securing the Obligor's obligation to pay under such Auto Loan has been delivered to and accepted by the Obligor;

            (xi) such Auto Loan is denominated and payable in United States dollars;

            (xii) the documents evidencing such Auto Loan contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the security afforded by the related collateral;

            (xiii) the Dealer Agreement relating to such Auto Loan is in effect, whereby the related Dealer warrants delivery of title to such Financed Vehicle, indemnifies AutoBond against fraud and misrepresentation by the related Dealer and its employees and represents and warrants that such Dealer did not accept any side notes as any part of the down-payment portion of the related Obligor's purchase price, and AutoBond's rights thereunder with regard to such Auto Loan have been validly assigned by AutoBond to the Borrower, and are enforceable against the related Dealer by, the Borrower, the Collateral Agent or its assignee, along with any other rights of recourse which AutoBond has against the related Dealer, without prejudice to any rights (A) the Collateral Agent or the Lenders may have against the Borrower, (B) the Borrower may have against AutoBond, and (C) AutoBond may have against the related Dealer with regard to Auto Loans that are not Sold Auto Loans;

            (xiv) each Auto Loan was acquired by AutoBond from an "Eligible Dealer"; each Auto Loan was acquired by the Borrower from AutoBond, and the acquisition by AutoBond of any Auto Loan from a Dealer was not an extension of financing to such Dealer but was acquired in a transaction constituting a "true sale" under applicable state law;

            (xv) AutoBond has no knowledge of any fact which should have led it to expect at the time of sale of such Auto Loan, that (A) such Auto Loan was made by the Selling Dealer and sold by such Dealer to AutoBond with any conduct constituting fraud or misrepresentation on the part of such Dealer or (B) that such Auto Loan would not be paid in full when due because of fraud or misrepresentation on the part of the related Obligor;

            (xvi) such Auto Loan was not originated in any jurisdiction the laws of which prohibit the Selling Dealer from transferring such Auto Loan to AutoBond or prohibit AutoBond from transferring such Auto Loan to the Borrower, or the Borrower from assigning such Auto Loans to the Collateral Agent, nor is such Auto Loan subject to the laws of any such jurisdiction;

            (xvii) the Security Agreement and each related Collateral Assignment constitutes a valid sale, transfer, assignment set-over and conveyance to the Collateral Agent of all right, title and interest of the Borrower, AutoBond and the Selling Dealer in and to such Auto Loan now existing and hereafter created, and upon its receipt of such Auto Loan and payment of the related Loan Acquisition Price to AutoBond, the Borrower will have good and marketable title to such Auto Loan free and clear of any Adverse Claim (other than that of the Collateral Agent) and such Auto Loan shall be freely transferable by the Borrower without the required consent of any party (other than the Collateral Agent); each Assignment is in a form sufficient to (i) convey such Auto Loan to the Borrower under all applicable law in the state in which the related Financed Vehicles is located and (ii) permit the assignee or its agents to exercise all rights granted by the Obligor under such Auto Loan and such other documents and all rights available under applicable law to the obligee under such Auto Loan;

            (xviii) such Auto Loan does not (A) contravene in any material respect any state and federal laws, rules or regulations applicable thereto in connection with the origination of such Auto Loan, including without limitation, usury, disclosure, truth in lending, equal credit and similar laws, the Federal Trade Commission Act and applicable state laws governing motor vehicle installment sale or loan contracts, (but specifically excluding laws, rules or regulations applicable thereto in connection with post-origination compliance, including, but not limited to, laws, rules and regulations applicable thereto in connection with fair credit billing, fair credit reporting and fair debt collection practices) or (B) except as required by applicable law, impose any liability or obligation of the Dealer, AutoBond or the Borrower on the Collateral Agent or its assignee with respect to such Auto Loan; the receipt of interest on such Auto Loan by the Lenders will not violate any such laws;

            (xix) there are no proceedings or investigations pending or, to the best of the Borrower's or AutoBond's knowledge, threatened before any Governmental Authority (A) asserting the invalidity of such Auto Loan or the bankruptcy or insolvency of the related Obligor, (B) seeking the payment of such Auto Loan or (C) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Auto Loan;

            (xx) the Borrower, AutoBond and the Dealer have duly fulfilled all obligations on their part to be fulfilled under or in connection with such Auto Loan and have done nothing to impair the rights of the Collateral Agent in such Auto Loan or the rights of the Borrower or the Collateral Agent in the proceeds with respect thereto; the Borrower, AutoBond and the Selling Dealer have paid in full all taxes and other charges payable in connection with such Auto Loan and the transfer of such Auto Loan to the Borrower, which could impair or become a lien prior to the Borrower or Collateral Agent's interest in such Auto Loan; there are no prior liens for work performed affecting any Financed Vehicle which are or may become a lien prior to or equal with the security interest granted in the related Auto Loan. There are no liens against any Financed Vehicle for delinquent taxes;

            (xxi) the applicable Assignment has been duly executed and delivered by AutoBond and the information regarding the Auto Loans in such Sale Assignment and Schedules attached thereto is true and correct as of the Cut-Off Date relating to such Closing Date;

            (xxii) the residence of the related Obligor is located within the borders of the United States of America;

            (xxiii) there is only one original of the retail installment sale contract or promissory note and security agreement evidencing such Auto Loan, such original has been delivered to the Collateral Agent pursuant to the Security Agreement and there are no custodial agreements in effect that would adversely affect the ability of the Collateral Agent to maintain possession thereof pursuant to the Security Agreement;

            (xxiv) the Obligor is not a Governmental Authority;

            (xxv) the retail installment sale contract or promissory note and security agreement evidencing such Auto Loan constitute "chattel

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

      paper" within the meaning of the UCC in effect in the State of Texas and all filings required to be made and all actions required to be taken or performed by any Person in any jurisdiction to give the Borrower an ownership interest in such Auto Loan have been made, taken or performed;

            (xxvi) such Auto Loan is and will continue to be eligible for coverage and is covered under the Insurance Policies;

            (xxvii) each such Auto Loan constitutes "chattel paper" as described in the UCC and constitutes and shall continue to constitute a legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally, and all parties to such Auto Loan had full legal capacity to execute such Auto Loan and all documents related thereto and to grant the security interest purported to be granted thereby;

            (xxviii) at the origination date of each such Auto Loan, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (a) in an amount at least equal to the lesser of (1) the actual cash value of the related Financed Vehicle or (2) the unpaid balance owing on such Auto Loan, (b) naming AutoBond as a loss payee and (c) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage;

            (xxix) the collection practices employed by AutoBond with respect to each such Auto Loan have been in all material respects legal, proper, prudent and customary in the automobile installment sales contract or installment loan servicing business;

            (xxx) the purchase price paid to the related Dealer for the acquisition of such Auto Loan was paid directly to the Dealer in a timely fashion; and

            (xxxi) the first Scheduled Payment on such Auto Loan was made, or, if the first Scheduled

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

      Payment on an Auto Loan has not yet been made as of the related Cut-Off Date preceding its transfer, such Scheduled Payment will be made on or prior to the 60th day after the due date for such Scheduled Payment.

      (b) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive the sale or contribution of a Specified Sold Auto Loan to the Borrower and any assignment of such Specified Sold Auto Loan by the Borrower to the Collateral Agent pursuant to the Security Agreement and shall continue so long as any such Specified Sold Auto Loan shall remain outstanding until such time as such Specified Sold Auto Loan is repurchased pursuant to Section 2.3(c). AutoBond acknowledges that it has been advised that the Borrower may assign all or part of its right, title and interest in and to each Specified Sold Auto Loan and its right to exercise the remedies created by this Section 2.3 to the Collateral Agent. AutoBond agrees that, upon any such assignment, the Collateral Agent may enforce directly, without joinder of the Borrower (but subject to any defense that AutoBond may have under this Agreement), the purchase obligations of AutoBond set forth in
Section 2.3(c) with respect to breaches of the representations and warranties set forth in Section 2.2 and Section 2.3(a).

      (c) Upon the occurrence of a breach of any of the representations and warranties in Section 2.2 or Section 2.3(a) which may, or does, materially and adversely affect a Specified Sold Auto Loan or the interests of the Borrower or the Collateral Agent on behalf of the Secured Parties therein, the party discovering such breach or failure to deliver shall give prompt written notice to the other parties. In addition, with respect to any Auto Loan in respect of which the title document was being applied for on the applicable Closing Date, if such title document has not been received by the Servicer within 135 days after such Closing Date, AutoBond shall give the Borrower, the Lender and the Collateral Agent notice of such fact. If AutoBond does not correct or cure such breach or failure within 30 days of such notice, occurrence or discovery, then AutoBond shall immediately repurchase the affected Auto Loan at a purchase price equal to the Repurchase Price. Any such repurchase shall be made without recourse against, or warranty, express or implied, of the Borrower or the Collateral Agent. The Repurchase Price shall be paid to the Collateral Agent for deposit in the Loan Revenue Account, and upon receipt thereof, the Borrower and the Collateral Agent shall execute and deliver an assignment substantially in the form of Exhibit D attached hereto and made a part hereof to vest ownership of such Specified Sold Auto Loan in AutoBond or as directed by AutoBond. If, at the time of the discovery of such breach or failure to deliver, a loss has occurred with respect to the liquidation of such Specified Sold Auto Loan, then AutoBond shall pay to the Borrower or the Collateral Agent an amount equal to the amount, if any, by which the Repurchase Price exceeds the net proceeds from such Specified Sold Auto Loan. It is understood and agreed that the obligation of AutoBond to repurchase any Specified Sold Auto Loan pursuant to this Section 2.3(c) or to make the payment described in the immediately preceding sentence (the "Repurchase Requirement") shall constitute the sole remedy for the breach of any representation or warranty set forth in Section 2.3(a) or the failure by AutoBond to deliver an original certificate of title in accordance with this Section 2.3(c); provided, that the foregoing limitation shall not be construed to limit in any manner the Borrower's rights to (a) declare the Termination Date to have occurred to the extent that such breaches or failures to deliver also constitute, or contribute to the determination of, an Event of Purchase Termination under the Loan Acquisition Agreement, (b) indemnification to the extent provided in Section 15.2, or (c) offset the amount of the Repurchase Price from the Loan Acquisition Price in connection with any other Specified Sold Auto Loans. It is also understood and agreed that upon the repurchase by AutoBond of a Specified Sold Auto Loan in accordance with this
Section 2.3(c) and the payment by AutoBond of all monies required to be paid by it under this Section 2.3(c), it is the intention of the parties hereto and the Borrower warrants that, if the seller of such Specified Sold Auto Loan is the Borrower, AutoBond shall own all right, title and interest of the Borrower in and to such Specified Sold Auto Loan.

      (d) It is understood and agreed that the Repurchase Requirement shall survive any assignment of a Specified Sold Auto Loan by the Borrower to the Collateral Agent and shall continue so long as any such Specified Sold Auto Loan shall remain outstanding notwithstanding any termination of this Agreement.


SECTION 3. CONDITIONS OF OBLIGATION TO MAKE INITIAL ADVANCE ON INITIAL CLOSING
           DATE.

      The Initial Lender's obligation to make the initial Advance hereunder on the Initial Closing Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advance, of the conditions set forth in Section 4 hereof, as well as the following conditions:

      Section 3.1 Other Agreements. The Program Documents and the Note shall each have been duly authorized by all necessary action. The Borrower and AutoBond shall have duly executed and delivered the Program Documents to which they are a party and, in the case of the Borrower, the Note and such Program Documents are in full force and effect.

      Section 3.2 Audited Financial Statements. The Initial Lender shall have received a copy of AutoBond's consolidated financial statements for the year ended December 31, 1995, certified by Coopers & Lybrand without any material adverse change from the draft consolidated financial statements for the year ended December 31, 1995 previously provided to the Initial Lender.

      Section 3.3 Opinion of Special Counsel for the Lender. The Initial Lender shall have received from Dewey Ballantine, who are acting as special New York counsel for the Lender in connection with the transactions contemplated by this Agreement, an opinion, dated the Initial Closing Date, in the form attached hereto as Exhibit E.

      Section 3.4 Opinions of Counsel for AutoBond. The Initial Lender shall have received from Kirkley, Schmidt & Cotten, who are acting as special Texas counsel for AutoBond in connection with the transactions contemplated by this Agreement, an opinion, dated the Initial Closing Date, in the form attached as Exhibits F and G.

      Section 3.5 Fitch Rating Letter. The Lender shall have received written confirmation from Fitch that Fitch has assigned a rating of no less than "A" to the Note.

      Section 3.6 Officer's Certificates. The Initial Lender shall have received
(a) an officer's certificate from the Borrower with respect to the matters set forth in Sections 4.1 and 4.2, (b) an officer's certificate from AutoBond with respect to the matters set forth in Sections 4.1, 4.2 and 4.6 and (c) a copy of the officer's certificate from the Servicer delivered pursuant to Section 2.19(d) of the Servicing Agreement.

      Section 3.7 Organizational and Other Documents. The Initial Lender shall have received certified copies of the organizational documents of the Borrower and of AutoBond and of all formalities authorizing the

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

execution, delivery and performance hereof and of the Program Documents to which each is a party and, in the case of the Borrower, the Note.

      Section 3.8 Financing Statements. Financing statements naming the Borrower as debtor and the Collateral Agent on behalf of the Lender as secured party (each, a "Financing Statement") shall have been executed and delivered to the Collateral Agent for filing in accordance with the applicable Uniform Commercial Code with the Secretary of State of the State of Texas and with such other filing officer within or without Texas as the Initial Lender shall request, which Financing Statements constitute all of the filings required to perfect the security interests intended to be created by the Security Agreement.

      Section 3.9 Necessary Consents. The Lender shall have received a copy of all consents to, or releases of any lien in respect to any Specified Sold Auto Loans subject or to be subject hereto, in form and substance satisfactory to the Lender.


SECTION 4. CONDITIONS OF OBLIGATION TO MAKE ADVANCES ON ANY CLOSING DATE.

      The Initial Lender's obligation to make Advances hereunder on any Closing Date shall be subject to the satisfaction, prior to or concurrently with the making of such Advances, of the following conditions:

      Section 4.1 Performance of Obligations; No Old Advances. The Borrower and AutoBond shall each have performed all of their respective obligations to be performed hereunder prior to or on such Closing Date. No Advances shall have been outstanding in excess of 120 days.

      Section 4.2 Representations True; No Event of Default. The representations and warranties of the Borrower pursuant to Section 2.1 and of AutoBond pursuant to Section 2.2 shall be true on and as of such Closing Date and the representations and warranties with respect to the Specified Sold Auto Loans shall be true on and as of the related Closing Date with the same effect as though such representations and warranties had been made on and as of such Closing Date. There shall exist on such Closing Date no Default or Event of Default.

      Section 4.3 Taxes. Any taxes, fees and other charges due in connection with the borrowings hereunder or the issuance of the Note (other than any income or franchise taxes incurred by the Lender) shall have been paid in full by the Borrower.

      Section 4.4 No Merger or Change in Control. Neither AutoBond nor the Borrower shall: (a) have dissolved or liquidated or consolidated or merged with, or been would up into, or sold, leased or otherwise disposed of all or substantially all of its Properties to, any Person (other than a merger into a wholly-owned Subsidiary for the purposes of reincorporation); and (b) neither AutoBond nor the Borrower shall have been the subject of a Change of Control.

      Section 4.5 Searches. The Borrower shall have delivered to the Initial Lender such evidence (including without limitation, Uniform Commercial Code search certificates, releases and termination statements) as the Initial Lender may request to establish that there are no financing statements filed against the Collateral other than with respect to Permitted Liens.

      Section 4.6 Consents and Approvals. The Borrower and AutoBond shall have obtained any necessary consents, waivers, approvals, authorizations, registrations, filings, licenses and notifications (including, if necessary, qualifying to do business in, and qualifying under the applicable consumer laws of, each jurisdiction where the Borrower and AutoBond is then doing business, or is expected to be doing business utilizing the proceeds of such Advance) and the same shall be in full force and effect.

      Section 4.7 Proceedings, Instruments, etc. All proceedings and actions taken on or prior to such Closing Date in connection with the transactions contemplated by this Agreement, the Program Documents and the Note, and all instruments incident thereto, shall be in form and substance reasonably satisfactory to the Initial Lender, and the Initial Lender shall have received copies of all documents that the Initial Lender or they may reasonably request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of the Program Documents and the Note, in form and substance satisfactory to the Initial Lender).

      Section 4.8 Loan Acquisition Agreement; Use of Proceeds. The Borrower shall have entered into the Loan Acquisition Agreement and the proceeds of the Advances shall not exceed the amount the Collateral Agent, on behalf of the Borrower, is required to pay on the date of making of such Advances in respect of Loan Acquisition Prices; provided, that, so long as (after giving effect to the application of the Advance proceeds) the aggregate amount of Permitted Investments is no greater than $1,000,000, at the direction of AutoBond a portion of the Proceeds of the Advances may be applied to purchase Permitted Investments, pending application to the acquisition of Eligible Auto Loans. The Loan Acquisition Agreement shall have been duly authorized, executed and delivered by the parties thereto. Copies of the duly executed Loan Acquisition Agreement, together with the opinions of counsel and officer's certificates delivered in connection therewith, shall have been delivered to the Initial Lender and to the Collateral Agent.

      Section 4.9 Other Documents. The Borrower and AutoBond shall have delivered to the Initial Lender such other documents, instruments, approvals (and if requested certified duplication of executed copies thereof) and opinions as the Initial Lender may have reasonably requested. Each of the Program Documents shall remain in full force and effect.

      Section 4.10 Monthly Accountants Letter. On the initial Closing Date and on each successive Payment Date the Collateral Agent and the Lender shall have received a letter, dated within 4 days of such Payment Date, of Independent Public Accountants to the effect set forth in Exhibit H.

      Section 4.11 Continuance of a Funding Termination Event or Event of Default. No Funding Termination Event, Event of Default, or Amortization Event shall have occurred and be continuing.

SECTION 5. [Reserved].

SECTION 6. AUTOBOND.

      Section 6.1 Duties of AutoBond. AutoBond, in its capacity as Administrator, undertakes to perform for the benefit of the Borrower and, for the term of this Agreement, the Lender, such duties as are set forth in the Program Documents and the Program Manual, including, without limitation:

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

            (a) marketing of the program, soliciting Dealers for participation in the program, conducting due diligence with respect to each Dealer and enrolling such Dealers in the program;

            (b) maintaining the Program Manual in accordance with the terms of the Program Documents and making material changes thereto only with the consent of the Borrower and the Initial Lender;

            (c) training the Dealers in the implementation of the program and monitoring the performance of the Dealers and the compliance of the Dealers with the terms of the program;

            (d) terminating Dealers in accordance with the Program Documents and the Program Manual;

            (e) subject to Section 6.3, maintaining the VSI Policy with respect to the Specified Sold Auto Loans, making claims thereunder and, to the extent it receives any payments in respect thereof, forward such payments to the Collateral Agent and reporting to the Lenders regarding such receipt of payment; and

            (f) such other duties as are necessary in connection with the program or as may reasonably be required by the Lender.

      Section 6.2 [Reserved].

      Section 6.3 VSI and Credit Default Insurance. AutoBond agrees that upon the occurrence of an Event of Purchase Termination (as defined in the Loan Acquisition Agreement), it will assign to the Borrower all of its right to make claims or receive payments in respect of the VSI Policy applicable to the Specified Sold Auto Loans.

SECTION 7. CERTAIN SPECIAL RIGHTS.

      Section 7.1 Home Office Payment. Notwithstanding any provision to the contrary in the Program Documents, the Collateral Agent, on behalf of the Borrower, will punctually pay in immediately available funds prior to noon, New York City time, all amounts payable with respect to the Advances in accordance with the provisions of this Agreement and the Security Agreement (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at any address as the

Lender may from time to time direct in writing. The Initial Lender agrees that, as promptly as practicable after the payment or prepayment of any Advance, the Initial Lender will record such payment or prepayment on the Note. The Borrower will afford the benefits of this Section 7.1 to any Assignee, each of which, by its receipt and acceptance of a Note, will be deemed to have made the same agreement relating to the Advances as the Initial Lender has made in this
Section 7.1. The Borrower shall only be obligated to make payments on any Advance to an Assignee in the manner provided in this Section 7.1 from and after the time such Assignee provides to the Borrower and the Collateral Agent written notice of its election to receive payments in such manner and the address to which payments are to be directed (including the account number of Assignee's bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such Assignee by the wire transfer of immediately available funds).

      Section 7.2 Certain Taxes. The Borrower will pay all taxes (other than income or franchise taxes incurred by the Lender) in connection with the execution and delivery of this Agreement and the Security Agreement, the issuance of the Note(s) by the Borrower, the borrowings hereunder and any modification of the Program Documents or the Note requested or required by the Borrower and will save the Lender harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by the Lender or any Assignee in connection with any reimbursement by the Borrower for the payment by any other Person of any such taxes) with respect to all such taxes. The obligations of the Borrower under this Section 7.2 shall survive the payment in full of the Advances and the termination of the Program Documents.

      Section 7.3 Substitution of Initial Lender. The Initial Lender shall have the right to substitute any of the Initial Lender's Affiliates as the maker of all or any portion of the aggregate principal amount of Advances to be made by the Initial Lender (so long as any such Affiliate is not engaged in any principal line of business substantially similar to the general nature of the business presently conducted by the Borrower), by written notice delivered to the Borrower, which notice shall be signed by both the Initial Lender and such Affiliate and shall contain such Affiliate's agreement to be bound by this Agreement. The Borrower agrees that upon receipt of such notice (a) wherever the word "the Initial Lender" is used in this

Agreement (other than in this Section 7.3) such word shall be deemed to refer to such Affiliate in addition to or instead of to the Initial Lender, as the case may be, and (b) the Initial Lender shall, to the extent of the assumption by such Affiliate of the Initial Lender's obligations hereunder, be released from its obligations under this Agreement. The Borrower also agrees that if the Initial Lender, at any time, acquires from any Affiliate all or any portion of such Affiliate's rights under this Agreement, wherever the word "the Initial Lender" is used in this Agreement such word shall thereafter be deemed to refer to the Initial Lender in addition to or instead of to such Affiliate, as the case may be, and such Affiliate shall, to the extent of the assumption by the Initial Lender of such Affiliates obligations hereunder, be released from all of its obligations under this Agreement. Notwithstanding any other provision of this Section 7.3, neither the Initial Lender nor any Affiliate thereof shall be entitled to substitute any other party as the maker of any Advances if as a result of such substitution the Borrower would be required to register as an "investment company" under the Investment Company Act of 1940, as amended.


SECTION 8. ADVANCE MATURITY; ADVANCE PREPAYMENTS.

      Section 8.1 Advance Maturity. Each Advance shall be due and payable 120 days after the related Closing Date. On December 27, 1996 or such later date agreed to by the Borrower and the Lender the remaining unpaid principal amount of the Advances, together with accrued interest thereon and unpaid fees with respect thereto, shall be due and payable.

      Section 8.2 Mandatory Prepayments. At least once each calendar quarter, commencing the quarter ending June 30, 1996, the Borrower shall prepay all outstanding Advances, including all interest and fees accrued to the date of such prepayment. The Collateral Agent is directed to apply all funds in the Collateral Account to such prepayment in accordance with the Security Agreement. The Collateral Agent shall also immediately prepay the Advances, without premium, together with interest accrued on the amount to be prepaid to the date of prepayment and any unpaid fees with respect thereto, on each Payment Date pursuant to Section 6.04 of the Security Agreement, upon the Lender's instructions. No prepayment pursuant to this Section 8.2 shall in and of itself have any effect on the obligation of the Initial Lender to make Advances under this Agreement nor the right of the Borrower to reborrow an

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

amount equal to such repayment. Upon the occurrence of an Event of Default, the Borrower will make payments on the Advances in accordance with Section 13 hereof and Section 6.04 of the Security Agreement.

      Section 8.3 Voluntary Prepayments.

      (a) The Borrower may, upon thirty (30) days written notice, voluntarily prepay Advances at any time in accordance with this Section 8.3 pursuant to a securitization Disposition; provided that the Borrower may only prepay Advances pursuant to this Section 8.3 if it prepays all Advances outstanding at such time.

      (b) Any prepayment of Advances pursuant to Section 8.3 shall be at a price equal to one hundred percent (100%) of the aggregate outstanding principal amount of Advances prepaid, together with accrued and unpaid interest as of the date set for prepayment and all unpaid fees.

      Section 8.4 Prepayment Notice. AutoBond shall provide written notice to the Lender of any mandatory or voluntary prepayment as early as practicable prior to the date for such prepayment, but in no event later than 12:00 (noon) New York City time on the fifth Business Day prior to the date for such prepayment.

      Section 8.5 Payment Following an Amortization Event. At any time, upon three (3) Business Days prior written notice to the Lender the Borrower may pay the outstanding principal amount of any Advance that is subject to an Amortization Event, plus accrued and unpaid interest thereon (calculated in accordance with Section 1.1), plus any accrued and unpaid fees with respect thereto. Following such payment, such Amortization Event shall no longer be continuing.

SECTION 9. ASSIGNMENTS AND PARTICIPATIONS.

      Section 9.1 Assignments. (a) The Borrower may not assign its rights or obligations hereunder or under the Note without the prior consent of the Lender in its sole discretion (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding).

      (b) Subject to Section 7.3, the Initial Lender may not assign all or any portion of the Commitment without the prior written consent of the Borrower. The Lender may,

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

however, (i) without the consent of the Borrower, assign to any commercial lending institution familiar with the asset-backed securities market or (ii) with the prior written consent of the Borrower, assign to any other entity (each, an "Assignee"), all or any portion of the Advances or the Notes; provided that any assignment of a portion of the Advances or the Notes shall be in an amount not less than the Minimum Assignment Denomination. Upon written notice to the Borrower of an assignment in accordance with the preceding sentence (which notice shall identify the Assignee and the amount and the identity of the Advances assigned), the Assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of the Lender hereunder with respect to the Advance(s) assigned to it. For all purposes of this Agreement, the Assignee shall, so long as the Advance(s) assigned to such Assignee remain unpaid, be entitled to the rights and benefits of this Agreement with respect to the Advance(s) assigned to it as if (and the Borrower shall be directly obligated to such Assignee under this Agreement as if) such Assignee were the "Lender" for purposes of this Agreement. Accordingly, unless otherwise provided, whenever any action, waiver, notice or consent is to be provided to or by the Lender as herein specified, such action, waiver, notice or consent shall (unless otherwise expressly specified herein) also be provided to or by each Assignee.

      (c) The Lender shall provide notice of each assignment to the Collateral Agent, AutoBond and the Servicer; provided that failure to provide such notice shall not affect the validity of any assignment.

      (d) Notwithstanding the provisions of this Section 9.1, no assignment of an interest in an Advance to an entity outside the United States of America shall be effective unless the prospective Assignee thereof certifies to the Borrower and AutoBond that payments to it in respect of the Advances will not be subject to withholding taxes imposed by any Governmental Authority in the United States of America or any political subdivision or taxing authority thereof or therein or that if it is subject to such withholding taxes it will not seek reimbursement or gross-up from the Borrower or AutoBond.

      Section 9.2 Participations. (a) The Lender may sell or agree to sell (i) without the consent of the Borrower, to any commercial lending institution familiar with the asset-backed securities market or (ii) with the prior written consent of the Borrower, to any other entity,

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

a participation in all or any part of any Advance held by it or Advances made or to be made by it, in which event each such participant shall be entitled to the rights and benefits of the provisions of Sections 12.1(f) and 12.2(i) hereof with respect to its participation in such Advance as if (and the Borrower and AutoBond shall be directly obligated to such participant under such provisions as if) such participant were the "Lender" for purposes of said Sections, but shall not have any other rights or benefits under this Agreement or any Note (the participant's rights against the Lender in respect of such participation to be those set forth in the agreement executed by the Lender in favor of the participant). All amounts payable by the Borrower to the Lender under this Agreement shall be determined as if the Lender had not sold or agreed to sell any participations in such Advance and as if the Lender were funding all of such Advance in the same way that it is funding the Advance in which no participations have been sold.

      (b) The Lender may furnish any information concerning the Borrower, AutoBond or any of their other Affiliates in the possession of the Lender from time to time to assignees and participants (including prospective assignees and participants); provided, however, that, prior to receipt of any such information, and prior to any inspection by a Lender, other than the Initial Lender, pursuant to Sections 12.4 or 13.4 hereof, such assignees and participants or prospective assignees and participants, as the case may be, may be required by the Borrower to execute a confidentiality agreement in form and substance reasonably acceptable to the Borrower.

SECTION 10. CERTAIN COVENANTS OF THE BORROWER.

      The Borrower covenants and agrees that so long as any Advance shall remain unpaid:

      Section 10.1 Maintenance of Office. The Borrower will maintain at its office located at its address shown at the head of this Agreement an office where notices, presentations and demands in respect of this Agreement and the Note may be given to and made upon it; provided, however, that it may, upon fifteen (15) Business Days prior written notice to the Lender, move such office to any other location within the boundaries of the continental United States of America.

      Section 10.2 Existence. The Borrower will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification.

      Section 10.3 General Maintenance of Business, Etc. The Borrower will:

            (a) keep proper books of record and accounts in which entries will be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles;

            (b) enforce (or cause the Servicer or the Collateral Agent, as the case may be, to enforce) all of its rights under each of the Program Documents to which it is a party and each other agreement entered into in connection with the transactions contemplated hereby.

      Section 10.4 Inspection. The Borrower will permit, upon reasonable notice to it, the Lender, by its representatives, agents or attorneys: (a) to examine all books of account, records, reports and other papers of the Borrower, (b) to make copies and take extracts from any thereof, (c) to discuss the affairs, finances and accounts of the Borrower with its respective officers and independent certified public accountants (and by this provision the Borrower hereby authorizes said accountants to discuss with the Lender the finances and accounts of the Borrower) and (d) to visit and inspect, at reasonable times during normal business hours, the properties of the Borrower. It is understood and agreed by the parties hereto that all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or the Borrower, any officers and employees thereof and the independent certified public accountants therefor shall be expenses payable by the Person making the inspection or discussion.

      Section 10.5 Compliance with Law, etc. The Borrower will not (i) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject, or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business except to the extent that any such violation or failure could not materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Borrower.

      Section 10.6 Payment of Taxes and Claims. The Borrower will pay, and discharge, promptly when due all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; provided, however, that the foregoing need not be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

            (a) adequate reserves shall have been established in accordance with generally accepted accounting principles with respect thereto; and

            (b) the right of the Borrower to use the particular property shall not be materially and adversely affected thereby.

      Section 10.7 Limitations on Indebtedness. The Borrower will not at any time incur, create, assume or guarantee, or otherwise become or be liable in any manner with respect to, any Indebtedness, except (i) the Advances and (ii) Non-recourse Indebtedness.

      Section 10.8 Restricted Investments. With respect to amounts on deposit in the Collateral Account, the Borrower will not make any Restricted Investments except in accordance with the Program Documents.

      Section 10.9 Nature of Business. The Borrower will not engage in any business or activity (whether or not pursued for gain or other pecuniary advantage) other than financing, purchasing and disposing of Eligible Auto Loans and Permitted Investments.

      Section 10.10 Consolidation and Merger; Sales of Properties. The Borrower will not (a) merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it or (b) except as set forth in
Section 7 of the Security Agreement, sell, transfer or otherwise dispose of any of its Properties (whether now owned or hereafter acquired) except: (i) with the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding) or (ii) for the liquidation of Permitted

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

Investments or for the purpose of purchasing Eligible Auto Loans or of paying amounts due hereunder or in respect of the Advances.

      Section 10.11 Further Assurances. The Borrower will promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of the Program Documents and the Note.

      Section 10.12 Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and under the Note, the Borrower shall be required to observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from AutoBond and each other Affiliate of AutoBond, including, without limitation, assuring that each of the following is complied with:

            (a) the Borrower shall maintain separate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Borrower's assets and liabilities separate and apart from those of AutoBond and each other Affiliate of AutoBond and to permit a determination of the obligees thereon and the time for performance of each of the Borrower's obligations separate and apart from those of AutoBond and each other Affiliate of AutoBond) from those of AutoBond and each other Affiliate of AutoBond;

            (b) the Borrower shall not commingle any of its assets or funds with those of AutoBond or any of the other Affiliates of AutoBond;

            (c) the Borrower shall maintain a separate board of directors (including an "independent director" (as such term is defined in the Borrower's Certificate of Incorporation)) and shall observe all separate corporate formalities, and all decisions with respect to the Borrower's business and daily operations shall be independently made by the officers of the Borrower pursuant to resolutions of its board of directors;

            (d) other than payment of dividends and return of capital, no transactions shall be entered into between the Borrower and AutoBond or between the Borrower and any of the other Affiliates of AutoBond except such transactions as are contemplated by the Loan Acquisition Agreement;

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

            (e) except for such origination, collection and servicing functions as AutoBond may perform on behalf of the Borrower pursuant to the Program Documents, the Borrower shall act solely in its own name and through its own authorized officers and agents and the Borrower will not act as agent of AutoBond or any other person in any capacity;

            (f) except for any funds received from AutoBond as a capital contribution, the Borrower shall not accept funds from AutoBond or any of the other Affiliates of AutoBond; and the Borrower shall not allow AutoBond or any of the other Affiliates of AutoBond otherwise to supply funds to, or guarantee any obligation of, the Borrower;

            (g) the Borrower shall not guarantee, or otherwise become liable with respect to, any obligation of AutoBond or any of the other Affiliates of AutoBond; and

            (h) the Borrower shall at all times hold itself out to the public under the Borrower's own name as a legal entity separate and distinct from AutoBond and the other Affiliates of AutoBond.

      Section 10.13 Other Agreements and Parties. The Borrower will comply with all terms of the Program Documents to which it is a party. The Borrower will not
(a) enter into any agreements other than the Program Documents to which it is a party without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld, (b) except as otherwise expressly set forth herein and in the Security Agreement, agree to any amendment, supplement or modification to or waiver of the terms of the Program Documents to which it is a party, the Program Manual or any document related thereto without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld, (c) appoint any Successor Servicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), such consent not to be unreasonably withheld or (d) consent to the appointment of any Subservicer, without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding), such consent not to be unreasonably withheld. If notified by the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding) that the provisions of the Program Manual are inconsistent with the customary and usual standards of consumer finance companies and such inconsistency results in a material adverse effect on the Lender, the Borrower will amend the provisions of the Program Manual in accordance with such notice.

      Section 10.14 Investment Company Act. The Borrower will not take any action which would require it to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

      Section 10.15 Purchases of Auto Loans.

      (a) The Borrower shall not purchase any Specified Sold Auto Loans except pursuant to the Loan Acquisition Agreement in the form contemplated hereby and entered into pursuant to, and in full compliance with, the Program Documents.

      (b) The Borrower will cease purchasing Specified Sold Auto Loans from AutoBond for financing hereunder, if the Borrower or the Initial Lender shall have determined that any of the following shall have occurred:

            (i) any Event of Default described in Section 13.1(g) through (o) shall occur with respect to AutoBond;

            (ii) there shall have occurred an Event of Purchase Termination (as such term is defined in the Loan Acquisition Agreement) under the Loan Acquisition Agreement;

            (iii) any Advance is outstanding hereunder in excess of 120 days;

            (iv) an Funding Termination Event shall have occurred hereunder;

            (v) the Borrower has received written notice from the Lender (or if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of the Advances) that the continuation of the activities contemplated hereby may reasonably be expected to cause the Lender or any of its Affiliates to suffer materially adverse regulatory, accounting or tax consequences;

      provided, that the Borrower may require that the Lender deliver an Opinion of Counsel or an opinion of a nationally recognized independent accounting firm supporting the position of the Lender.

      (c) Notwithstanding the foregoing, the Initial Lender may, in its sole discretion, waive any requirement that the Borrower cease purchasing Auto Loans from any Dealer or from AutoBond as required by this Section 10.15.

      (d) Upon the termination of Auto Loan purchases from any Dealer or AutoBond, AutoBond shall deliver to the Borrower written confirmation, acknowledged by the Initial Lender, that such termination of Auto Loan purchases from any Dealer or from AutoBond was required by the terms of this Agreement.

      Section 10.16 Liens. The Borrower will not permit any Lien to exist on any of its Properties, whether now owned or hereafter acquired, other than Permitted Liens.


SECTION 11. CERTAIN COVENANTS OF AUTOBOND.

      AutoBond covenants and agrees that so long as any Advances shall remain unpaid:

      Section 11.1 Existence. AutoBond will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification.

      Section 11.2 Compliance with Law, etc. AutoBond will not (a) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject or (b) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its business.

      Section 11.3 Payment of Taxes and Claims. AutoBond will pay and discharge promptly, as and when due, all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties; provided, however, that the foregoing need not be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as:

            (a) adequate reserves shall have been established in accordance with generally accepted accounting principles with respect thereto; and

            (b) the right of AutoBond, as the case may be, to use the particular property shall not be materially and adversely affected thereby.

      Section 11.4 Inspection. AutoBond will permit, upon reasonable notice to it, the Lender, by its representatives, agents or attorneys, (a) to examine all books of account, records, reports and other papers of AutoBond relevant to its role as Administrator, (b) to make copies and take extracts from any thereof,
(c) to discuss the affairs, finances and accounts of AutoBond with its respective officers and independent certified public accountants (and by this provision AutoBond hereby authorizes said accountants to discuss with the Lender the finances and accounts of AutoBond), and (d) to visit and inspect, at reasonable times during normal business hours, the properties of AutoBond. It is understood and agreed by the parties hereto that all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or AutoBond, any officers and employees thereof and the independent certified public accountants therefor shall be expenses payable by the Person making the inspection or discussion.

      Section 11.5 Consolidation and Merger. AutoBond will not merge into or consolidate with any other Person (or permit any other Person to merge into or consolidate with it), other than a merger into a wholly-owned subsidiary to effect a reincorporation, or sell, transfer or otherwise dispose of all or substantially all of its Properties to any Person unless (a) the surviving corporation following any merger or consolidation expressly assumes the obligations of AutoBond hereunder and under the other Program Documents and (b) Fitch confirms in writing to the Lender that such merger, consolidation or sale will not result in the reduction or withdrawal of its rating of the Note below "A"; provided, however, that AutoBond may, without such consent, conduct a private or public offering of its shares provided that no Change of Control occurs with respect to AutoBond where William O. Winsauer is no longer its chief executive officer.

      Section 11.6 Further Assurances. AutoBond will promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of the Program Documents and the transactions contemplated hereby.

      Section 11.7 Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and in respect of the Advances, AutoBond shall be required to (and shall assure that each other Affiliate of AutoBond shall) observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from AutoBond and each other Affiliate of AutoBond, including, without limitation, assuring that each of the following is complied with:

            (a) AutoBond and each other Affiliate of AutoBond shall maintain separate records and books of account (each of which shall be sufficiently full and complete to permit a determination of the assets and liabilities of AutoBond or such Affiliate, as the case may be, separate and apart from those of the Borrower and to permit a determination of the obligees thereon and the time for performance on each of the obligations of AutoBond or such Affiliate, as the case may be, separate and apart from those of the Borrower) from those of the Borrower;

            (b) neither AutoBond nor any of its other Affiliates shall commingle any of its assets or funds with those of the Borrower;

            (c) the board of directors of AutoBond shall not dictate decisions with respect to the Borrower's business and daily operations and AutoBond shall maintain its own corporate formalities and shall otherwise respect the separate corporate identity of the Borrower;

            (d) other than the making of capital contributions and the transactions contemplated by the Loan Acquisition Agreement, neither AutoBond nor any of its other Affiliates shall enter into any transactions with the Borrower;

            (e) neither AutoBond nor any of its other Affiliates shall accept appointment as, or act as, an agent of the Borrower except, to the extent AutoBond performs certain origination, servicing and collection functions pursuant to the Loan Acquisition Agreement and will not permit the Borrower to act on its behalf as an agent;

            (f) neither AutoBond nor any of its other Affiliates shall advance funds to the Borrower (except for the making of capital contributions); and neither AutoBond nor any of its other Affiliates will otherwise supply funds to, or guarantee any obligation of, the Borrower;

            (g) neither AutoBond nor any of its other Affiliates shall guarantee, or otherwise become liable with respect to, any obligation of the Borrower;

            (h) AutoBond and each of its other Affiliates shall at all times hold itself out to the public under its respective name as a legal entity separate and distinct from the Borrower; and

            (i) all financial reports prepared by AutoBond and each of its other Affiliates shall comply with generally accepted accounting principles.

      Section 11.8 Other Agreements. AutoBond shall perform its duties and responsibilities, as set forth in Section 5, in compliance with all Program Documents.


SECTION 12. INFORMATION TO BE FURNISHED TO LENDER.

      Section 12.1 Information to be Furnished by the Borrower.

      The Borrower will deliver or cause to be delivered to the Collateral Agent and the Lender the following:

            (a) promptly, and in any event within five (5) days thereafter, notice of the institution of any suit, action or proceeding against the Borrower which would, in the reasonable judgment of the Borrower, have a materially adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Borrower;

            (b) promptly, and in any event, within ten (10) days thereafter, notice of any change in any law of which the Borrower has knowledge and which could, in the reasonable judgment of the Borrower, have a material adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Borrower; provided, however, that the Borrower shall have no obligation to investigate on an ongoing basis as to the existence of any such law;

            (c) promptly upon, and in any event within ten (10) days after, the receipt thereof, copies of any notice of violation, order or other document evidencing noncompliance with any environmental law which could, in the reasonable judgment of the Borrower, have a materially adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Borrower;

            (d) promptly, and in any event within five (5) days, after any Executive Officer of the Borrower shall have obtained knowledge of any Default or Event of Default, an Officer's Certificate from the Borrower specifying the nature and period of existence thereof, what action the Borrower has taken or is taking or proposes to take with respect thereto, and an estimate of the time necessary to cure such condition or event;

            (e) promptly upon the release or distribution thereof, copies of all press releases and other written statements made available generally by the Borrower to one or more financial news services concerning material developments in the business of the Borrower; provided, however, that the Borrower shall not issue any press releases or other written statements without the prior written consent of the Initial Lender;

            (f) promptly upon request therefor, such other data, filings and information as the Lender may from time to time reasonably request; and

            (g) On each Payment Date, a report as to the collection and payment activities with respect to the Specified Sold Auto Loans during the preceding Collection Period, in the form of Exhibit I hereto.

      Section 12.2 Information to be Furnished by AutoBond. AutoBond shall deliver or cause to be delivered to the Collateral Agent and the Lender the following:

            (a) promptly, and in any event within five (5) days thereafter, notice of the institution of any suit, action or proceeding against AutoBond which would, in the reasonable judgment of AutoBond, have a materially adverse effect on the business, earnings, prospects, properties or condition (financial or other) of AutoBond;

            (b) promptly, and in any event, within ten (10) days thereafter, notice of any change in any law of which AutoBond has knowledge which could, in the reasonable judgment of AutoBond, have a material adverse effect on the business, earnings, prospects, properties or condition (financial or other) of AutoBond; provided, however, that AutoBond shall have no obligation to investigate on an ongoing basis as to the existence of any such law;

            (c) promptly upon, and in any event within ten (10) days after, the receipt thereof, copies of any notice of violation, order or other document evidencing noncompliance with any environmental law which could, in the reasonable judgment of AutoBond have a materially adverse effect on the business, earnings, prospects, properties or condition (financial or other) of AutoBond;

            (d) promptly, and in any event within five (5) days, after any Executive Officer of AutoBond shall have obtained knowledge of any Default or Event of Default, an Officer's Certificate from AutoBond specifying the nature and period of existence thereof, what action AutoBond has taken or is taking or proposes to take with respect thereto, and an estimate of the time necessary to cure such condition or event;

            (e) promptly upon the release or distribution thereof, copies of all press releases and other written statements made available generally by AutoBond to one or more financial news services concerning material developments in the business of AutoBond; provided, however, that AutoBond shall not issue any press releases or other written statements without the prior written consent of the Initial Lender;

            (f) promptly upon the termination of funding for a Dealer pursuant to Section 10.15, a notice of such termination;

            (g) within 45 days following the end of each calendar quarter, a copy of its unaudited interim financial statements as of the end of such quarter and within 120 days following the end of each calendar year a copy of its audited consolidated financial statements certified by an Independent Public Accountant without material qualification;

            (h) promptly upon request therefor, such other data, filings and information as the Lender may from time to time reasonably request.


SECTION 13. DEFAULTS, REMEDIES AND TERMINATION.

      Section 13.1 Events of Default; Amortization Events; Acceleration of Advances. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

            (a) (i) any payment or prepayment of principal of any Advance shall not be made as and when the same becomes due and payable, whether at maturity (except to the extent such failure to pay constitutes an Amortization Event), at a date fixed for prepayment, upon acceleration or otherwise; or (ii) any payment of interest on any Advance (or any other amount due hereunder or under any Note) shall not be made as and when the same becomes due and payable; or (iii) failure to make any deposit when due under the Security Agreement or under the Servicing Agreement, or (iv) failure of AutoBond to repurchase any Auto Loans pursuant to Section 2.3(c) hereof; or

            (b) the Borrower or AutoBond shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under Sections 10 or 11, respectively, hereof and any such default shall continue unremedied for a period of twenty (20) days after an Authorized Officer of the Borrower or AutoBond obtains knowledge thereof; or

            (c) the Borrower or AutoBond shall default in the due and punctual performance of or compliance with any other material covenant, condition or agreement to be performed or observed by it under any provision hereof or any other Program Document which failure would have a material adverse effect upon the Lender and which failure shall continue unremedied for thirty (30) days after an Authorized Officer of the Borrower or AutoBond obtains knowledge thereof; or

            (d) any Lien created or intended to be created by the Security Agreement shall cease to be a valid, fully perfected and enforceable Lien prior to the rights of all Persons other than the Lender whether or not such Persons have notice of any such Lien and, if curable, such failure shall continue unremedied for thirty (30) days after an Authorized Officer of the Borrower or AutoBond obtains knowledge thereof; or

            (e) any representation, warranty, certification or statement of the Borrower or AutoBond made or contained in any Program Document or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made and any such breach shall continue unremedied for a period of thirty (30) days after an Authorized Officer of the Borrower or AutoBond obtains knowledge thereof; or

            (f) a final judgment or judgments entered by a court or courts of competent jurisdiction for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $25,000 in the aggregate shall be rendered against the Borrower and shall remain in force unpaid, unbonded, undismissed, undischarged and unstayed on appeal for a period of more than thirty (30) days; or

            (g) the Borrower shall institute proceedings for liquidation, readjustment, arrangement or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to object to in a timely manner) the institution of any such proceedings against the Borrower; or

            (h) the Borrower shall be insolvent (within the meaning of any applicable law), or shall be unable, or shall admit in writing its inability, to pay its debts as they become due, or shall make an assignment for the benefit of creditors or enter into any arrangement for the adjustment or composition of debts or claims; or

            (i) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Borrower or of any part of its property, or for the winding-up or liquidation of its affairs; and such decree or order shall remain in force undischarged and unstayed for a period of more than sixty (60) days, or (ii) for the sequestration or attachment of any material part of the property of the Borrower without its unconditional return to the possession of the Borrower, or its unconditional release from such sequestration or attachment, within sixty
      (60) days thereafter; or

            (j) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed, or any party commences against the Borrower, a petition or proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, and any such decree or order shall remain in force undischarged and unstayed for a period of more than sixty (60) days; or

            (k) the Borrower shall take action for the purpose or with the effect of authorizing or confirming the taking or existence of any action or condition specified in clause (i) or (j) above; or

            (l) a default by the Collateral Agent in the performance of its duties under the Security Agreement shall have occurred and be continuing and such event shall not have been cured or such party replaced within twenty (20) Business Days thereafter; or

            (m) an Event of Collection Agent Termination or an Event of Servicing Termination shall have occurred under the Servicing Agreement; or

            (n) AutoBond shall at any time cease to own, directly or indirectly, at least 100% of the outstanding shares of common stock of the Borrower;

then

                  (I) upon the occurrence and continuance of any of the Events of Default set forth in clauses (g) through (k), inclusive, of this
            Section 13.1, the unpaid principal amount of the Advances shall automatically become due and payable, together with interest accrued thereon, without presentment, demand, protest or any notice, all of which are expressly hereby waived;

                  (II) upon the occurrence and continuance of any Event of
            Default set forth in clause (a) of this Section 13.1, any Lender may, by written notice to the Borrower (with a copy to the Collateral Agent), declare the Advances held by it to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon and fees in respect thereof, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

                  (III) upon the occurrence and continuance of any of the Events of Default set forth in clauses (a) through (n), inclusive, of this
            Section 13.1, the Lender (or, if multiple Lenders, Lenders with respect to a majority of the aggregate unpaid principal amount of the Advances) may by written notice or notices to the Borrower (with a copy to the Collateral Agent) declare all of the Advances to be due and payable, whereupon the same shall mature and become due and payable, together with interest and fees accrued thereon, without presentment, demand, protest or any other notice, all of which are hereby waived; and

                  (IV) upon the occurrence and continuance of any Event of
            Default, the Initial Lender shall no longer be obligated to make additional Advances hereunder.

      Section 13.2 Default Remedies. If an Event of Default shall occur and be continuing, the Lender may, or the Lenders in respect of a majority in aggregate principal amount of the Advances outstanding may instruct the Collateral Agent to, exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in the Program Documents or in the Note or for an injunction against a violation of any of the terms of the Program Documents or such Advance or





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in aid of any exercise of any power granted to such Lender or to the Collateral
Agent in the Program Documents or in such Advance, or may proceed to enforce payment of such Advance or to enforce any other legal or equitable right of the Lender. No remedy herein or in the Security Agreement conferred upon the Lender or the Collateral Agent is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of the Lender or the Collateral Agent, or any delay or failure on the part of the Lender or the Collateral Agent to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of the Lender or the Collateral Agent or of any other Lender or the Collateral Agent. No failure to insist upon strict compliance with any covenant, term, condition or other provision of the Program Documents or the Note shall constitute a waiver by the Lender or the Collateral Agent of any such covenant, term, condition or other provision or of any Default or Event of Default in connection therewith. To the extent effective under applicable law, the Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Advances or on any claim for interest and fees in respect of the Advances. If an Event of Default shall occur, and be continuing, the Borrower will pay to the Lender or the Collateral Agent, to the extent not prohibited by applicable law and not paid in accordance with the Security Agreement, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable and necessary attorneys' fees and disbursements.

      Section 13.3 Notice of Default. If the Lender or the Collateral Agent shall give any notice or take any other action with respect to a claimed default, the Borrower shall forthwith give written notice thereof to the Collateral Agent, the Lender and all Assignees describing the notice or action and the nature of the claimed default.

      Section 13.4 Annulment of Acceleration of Advances. If notice is delivered pursuant to clause (III)





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of Section 13.1 hereof, then the Lender (or, if multiple Lenders, the Lenders with respect to at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Advances) may, in respect of all of the Advances, by written instrument filed with the Borrower (with a copy to the Collateral Agent), rescind and annul the declaration delivered pursuant to clause (III) of Section 13.1 and the consequences thereof or of such Event of Default pursuant to this Agreement; provided, however, that at the time of any such annulment and rescission:

            (a) no judgment or decree shall have been entered for payment of any monies due pursuant to the Advances or this Agreement and no action shall have been taken pursuant to the Security Agreement which may not then be waived, rescinded or annulled;

            (b) all arrears of principal and interest upon all the Advances and all other sums payable in respect of the Advances and to the Lender under the Program Documents (including reasonable costs and expenses of the Lender incurred in connection with such notice under Section 13.1 hereof or annulment under this Section 13.4, but excluding any principal or interest on the Advances or any fees in respect thereof that shall have become due and payable by reason of such notice under Section 13.1 hereof or happening of such Event of Default) shall have been duly paid; and

            (c) each and every other default hereunder and Event of Default shall have been duly waived or cured; and

provided, further, that there shall not be waived, without the consent of the Lender, an Event of Default resulting from a violation or failure to comply with any provision of the Security Agreement the amendment of which, under the provisions thereof, would require the consent of the Lender to be affected thereby; and, provided, further, that no such rescission and annulment shall extend to or affect any subsequent default or Event of Default or impair any right or power consequent thereon.

      Section 13.5 Remedies Upon Occurrence of an Amortization Event. Upon the occurrence and continuance of an Amortization Event, the unpaid principal amount of the related Advance shall automatically become due and payable, together with interest accrued thereon, without presentment, demand, protest or any notice, all of which are expressly





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hereby waived and the Initial Lender shall no longer be obligated to make additional Advances hereunder.


SECTION 14. INTERPRETATION OF AGREEMENT AND NOTES.

      Section 14.1 Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

            The term "Account Receivable" shall mean, with respect to any Person, any right of such Person to the payment of money arising out of the sale, lease or other disposition of goods or merchandise or the rendering of services by such Person, determined in accordance with generally accepted accounting principles.

            The term "Advances" means the advances provided for by Section 1.1.

            The term "Affiliate," with respect to any Person (hereinafter "such Person"), shall mean any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

            The term "Aggregate Net Weighted Average APR" with respect to any Collection Period shall mean the percentage derived by (a) dividing (i) the sum of the product for each Specified Sold Auto Loan of (A) its stated annual percentage rate, (B) its Unpaid Principal Balance and (C) the number of days during such Collection Period that such Specified Sold Auto Loan was outstanding, divided by the number of days in such Collection Period, divided by (ii) the sum of the Principal Balance and (B) the number of days during such outstanding, divided by the number of days in such Collection Period, and (b) subtracting from such Percentage the Monthly Servicing Fee Percentage.






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            The term "Amortization Event" shall mean the failure by the Borrower to pay any Advance on or prior to such Advance's Maturity Date.

            The term "APR" shall mean the annual percentage rate of an Auto Loan as determined according to the related contractual documents with the Obligor thereof.

            The term "Assignee" shall have the meaning set forth in Section 9.1(b).

            The term "Authorized Officer" means, with respect to AutoBond or the Borrower, any officer of AutoBond or the Borrower, as the case may be, who is authorized to act for AutoBond or the Borrower, as the case may be, in matters relating to transactions contemplated by this Agreement.

            The term "Auto Loan" means a fixed-rate, fully amortizing, closed-end installment loan (bearing interest calculable on a simple interest basis or based upon the Rule of 78s, as set forth in Section 2(m) of the Loan Acquisition Agreement) arising from the sale of a new or used automobiles and light-duty trucks to a consumer which includes, without limitation, (i) all security interests or liens and property subject thereto from time to time purporting to secure payment by the obligor thereunder, including, without limitation, AutoBond's rights under the related dealer agreement, (ii) all guarantees, indemnities and warranties, insurance policies, certificates of title and other agreements or arrangements of whatever character from time to time supporting or securing payment of such loan, (iii) all collections and records with respect to the foregoing and (iv) all proceeds of any of the foregoing.

            The term "AutoBond" shall mean AutoBond Acceptance Corporation, a Texas corporation.

            The term "AutoBond Program Criteria" shall mean the AutoBond Program Criteria set forth in the Program Manual.

            The term "Available Facility Amount," on any date of determination, shall mean the sum of (a) $20,000,000 minus (b) the aggregate Advances outstanding on such day.






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

            The term "Board" shall mean, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

            The term "Borrowing Notice" shall have the meaning set forth in
      Section 1.3 hereof.

            The term "Business Day" shall mean any day other than a Saturday or a Sunday, or another day on which commercial banks in the States of Kentucky, Minnesota, New York or Texas (or in any other state in which the Servicer or any Agent is located) are required, or authorized by law, to close or, for purposes of calculating interest on the Advances, on which commercial banks are not open for domestic and foreign exchange business in New York, New York and London, England (as specified in writing from time to time by the Borrower or an Agent).

            The term "Capital Lease" shall mean any lease or other agreement for the use of property which is required to be capitalized on a balance sheet of the lessee or other user of property in accordance with generally accepted accounting principles.

            The term "Change of Control" shall mean (a) any transaction or series of transactions by which AutoBond shall merge or consolidate into any other Person or lease or sell substantially all of its and its subsidiaries' assets (other than Auto Loan sales in the ordinary course of business in connection with whole loan sales or securitizations) substantially as an entirety to any other Person or by which any Person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934) acquires, directly or indirectly, 51% or more of AutoBond's outstanding voting stock (calculated on a fully-diluted basis); or (b) an event as a result of which William O Winsauer ceases for any reason to be AutoBond's Chairman and Chief Executive Officer, or Adrian Katz ceases for any reason to be AutoBond's Vice Chairman and Chief Operating Officer and such officer is not replaced within 60 days from the date of such event with a Chairman and Chief Executive Officer or Vice Chairman and Chief Operating Officer, as the case may be, acceptable to the Lenders holding 51% of the aggregate unpaid principal amount of Advances outstanding.






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            The term "Closing Date" shall have the meaning set forth in Section
      1.2 hereof.

            The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

            The term "Collateral" shall have the meaning set forth in the Security Agreement.

            The term "Collateral Account" shall have the meaning set forth in the Security Agreement.

            The term "Collateral Agent" shall have the meaning set forth in
      Section 1.5 hereof.

            The term "Collection Period" shall mean each calendar month; provided, however, the initial Collection Period shall be the period from the Closing Date to May 31, 1996.

            The term "Commitment" shall mean the obligation of the Initial Lender to make Advances in an aggregate amount at any one time outstanding up to but not exceeding $20,000,000.

            The term "Dealer" shall mean each automobile dealer with whom AutoBond has entered into a Dealer Agreement.

            The term "Dealer Agreement" shall mean each agreement between AutoBond and a Dealer, which provides for, among other things, origination of the Auto Loans and attached as an exhibit to the AutoBond Program Manual.

            The term "Default" shall mean any event or condition that would become an Event of Default after notice or passage of time or both.

            The term "Defaulted Auto Loan" shall mean an Auto Loan which by its terms has more than 10% of any installment of principal or interest which is 60 or more days contractually past due.

            The term "Delinquency Ratio" shall mean as of any Determination Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of (i) the aggregate Unpaid Principal Balance of Specified





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      Sold Auto Loans which have become Defaulted Auto Loans as of the end of the most recently ended Collection Period minus (ii) the sum of the aggregate Unpaid Principal Balance of (A) all Specified Sold Auto Loans against which insurance claims have been filed as of the end of the most recently ended Collection Period and (B) Specified Sold Auto Loans for which the related financed vehicles are subject to repossession as of the end of the most recently ended Collection Period and which are not included in (A), and (b) the denominator of which equals the aggregate Unpaid Principal Balance of Specified Sold Auto Loans outstanding as of the end of the most recently ended Collection Period minus the amount determined pursuant to clause (ii) above.

            The term "Determination Date" shall mean the 10th day of each month (or the immediately preceding Business Days if such day is not a Business
      Day).

            The term "Disposition" shall mean any pooling or disposition of Specified Sold Auto Loans by the Borrower, either (a) in structured-finance securitization transactions, (b) pursuant to whole-loan sales or (c) in some other form of disposition.

            The term "Dollars" or "$" shall mean the lawful currency of the United States of America, and in relation to any payment under this Agreement, same day or immediately available funds.

            The term "Eligible Auto Loan" shall mean any Auto Loan as to which the representations and warranties set forth in Section 2.3(a) are true and correct as of the related Closing Date.

            The term "Eligible Dealer" shall mean a franchised Dealer (a) duly licensed and authorized as a dealer in new or used Automobiles by Governmental Authorities, (b) as to which AutoBond has performed an investigation in accordance with the customary and usual standards of consumer finance companies, and (c) as to which AutoBond has not received notice from the Borrower that such Dealer has ceased to be an Eligible Dealer in accordance with the provisions of the Loan Acquisition Agreement; provided that any Dealer which fails to qualify as an Eligible Dealer may be deemed an Eligible Dealer with the written consent of the Initial Lender.






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            The term "Event of Collection Agent Termination" shall have the meaning assigned thereto in Section 3.07 of the Servicing Agreement.

            The term "Event of Default" shall have the meaning assigned thereto in Section 13.1 hereof.

            The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            The term "Executive Officer" with respect to a Person shall mean the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer.

            The term "Fitch" shall mean Fitch Investors Service, L.P.

            The term "Financing Statement" shall have the meaning set forth in
      Section 3.8 hereof.

            The term "Funding Termination Event" shall have occurred if Fitch shall have indicated in writing that it has reduced or withdrawn its rating of the Note below "A".

            The term "generally accepted accounting principles" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

            The term "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            The term "Guarantee," with respect to any Person, shall mean all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness (including, without limitation, liability in respect of a joint venture or a partnership), dividend or other obligation or Investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person (a) to purchase such Indebtedness, obligation or Investment or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the





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      purchase or payment of such Indebtedness, obligation or Investment or (ii)
      to maintain working capital or equity capital, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, obligation or Investment, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, obligation or Investment of the ability of the primary obligor to make payment of such Indebtedness, obligation or Investment, or (d) otherwise to assure the owner of such Indebtedness, obligation or Investment against loss in respect thereof.

            The terms "hereof," "herein," "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subsection.

            The term "Increased Cost" shall have the meaning set forth in
      Section 1.6(d) hereof.

            The term "Indebtedness," with respect to any Person, shall mean all items (other than capital stock, capital surplus, retained earnings and deferred credits and deferred income taxes), which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined. The term "Indebtedness" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person, (b) all obligations of such Person in respect of Capital Leases, and (c) all Guarantees.

            The term "Indemnifying Party" shall have the meaning set forth in
      Section 15.1 hereof.

            The term "Independent Accountant" shall have the meaning set forth in Section 1.6 hereof.

            The term "Independent Public Accountant" shall mean any of (a) Arthur Andersen & Co., (b) Deloitte & Touche, (c) Coopers & Lybrand, (d) Ernst & Young, (e) KMPG Peat Marwick and (f) Price Waterhouse (and any successors thereof); provided, that such firm is independent with respect to the Borrower or AutoBond,





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      as the case may be, within the meaning of the Securities Act of 1933, as amended.

            The term "Initial Closing Date" shall have the meaning set forth in
      Section 1.2 hereof.

            The term "Initial Lender" shall mean, subject to Section 7.3, Peoples Security Life Insurance Company.

            The term "Insurance Policies" shall mean the VSI Policy and the Credit Endorsement issued thereunder by Interstate to AutoBond (the benefits of which have been assigned to the Collateral Agent as security for the Note) and naming the Collateral Agent as additional named insured.

            The term "Interest Period" shall mean, with respect to any Payment Date, the immediately preceding calendar month, or with respect to the initial Interest Period, from and including the Closing Date upon which such Advance was made to and including May 31, 1996.

            The term "Interest Rate" shall mean, for any Interest Period, LIBOR plus 2.60%; provided, however, that in no event shall the Interest Rate be less than 7.60% or greater than 11%.

            The term "Investment" shall mean any loan, advance, extension of credit (except for accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to the payor within one year of the date of the advance), or purchase of stock, notes, bonds or other securities or capital contribution to any Person, whether in cash or other property. The amount of any Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor).

            The term "Lender" shall mean the Initial Lender and any Assignees thereof.

            The term "LIBOR" shall mean the per annum rate for deposits in United States dollars for a period of one month which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in United States





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      dollars are offered by the Reference Banks at approximately 11:00 a.m.,
      London time, on such day to prime banks in the London interbank market for a period of one month commencing on that day. The Collateral Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Collateral Agent, in its sole discretion at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of one month.

            The term "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Period; provided that with respect to the first Interest Period such date shall be the second Business Day prior to the Initial Closing Date.

            The term "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, civil law, statute, civil code or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien, privilege, security interest or other encumbrance arising from a mortgage, deed of trust, hypothecation, cession, transfer, assignment, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.






                                       63

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

            The term "Loan Acquisition Agreement" shall mean the Loan Acquisition, Sale and Contribution Agreement dated as of May 21, 1996 between the Borrower and AutoBond pursuant to which the Borrower agrees to acquire Eligible Auto Loans, as from time to time further amended, supplemented or modified.

            The term "Loan Acquisition Price" shall have the meaning set forth in the Security Agreement.

            The term "Loan Purchase Account" shall have the meaning set forth in the Security Agreement.

            The term "Maturity Date" in respect of any Advance shall mean the earlier to occur of (a) the date that is 120 days after the date of such Advance and (b) December 27, 1996 or such later date to which the Borrower and the Lender agree.

            The term "Minimum Assignment Denomination" shall mean $500,000.

            The term "Monthly Servicer Fee" shall have the meaning specified in the Security Agreement.

            The term "Moody's" shall mean Moody's Investors Service, Inc.

            The term "Net Loss Ratio" means, as of any Determination Date, the percentage equivalent of a fraction (a) the numerator of which equals (i) the Net Unrealized Amounts on Auto Loans that became subject to repossession during the most recently ended Collection Period, plus (ii) any adjustments (which may be positive or negative) to Net Unrealized Amounts from a prior period and not reflected, and (b) the denominator of which equals the average aggregate Unpaid Principal Balance of Auto Loans outstanding during the most recently ended Collection Period.

            The term "Net Payoff Balance" means, in respect of any Precomputed Auto Loans, the net payoff less any accrued but unpaid late charges, as determined in accordance with the worksheet attached hereto as Schedule 2.

            The term "Net Principal Balance" means, with respect to any Precomputed Auto Loan, the Net Payoff Balance as of the due date of the last full Scheduled





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      Payment, or if more recent, the due date of the last periodic payment of principal thereon.

            The term "Net Unrealized Amount" means, (a) with respect to any Auto Loan which is more than 90 days contractually past due or where the Financed Vehicle is otherwise subject to repossession (including voluntary or involuntary, or upon casualty), the Unpaid Principal Balance of such Auto Loan minus the sum of (i) any repossession proceeds allocable to principal actually received on such Auto Loan, (ii) any insurance proceeds allocable to principal actually received from a claim with respect to such Auto Loan and (iii) refunds received from the cancellation of any insurance policies or service contracts with respect to such Auto Loan, and (b) with respect to any Auto Loan where the related Obligor is in bankruptcy, the amount of losses allocable to principal incurred thereon.

            The term "Net Weighted Average Excess Spread" with respect to any Interest Period shall mean (a) the Aggregate Net Weighted Average APR, minus (b) the greater of (i) LIBOR for such Interest Period plus 2.6% and
      (ii) the Two Year Treasury Rate as of the first day of the interest period plus 1.35%.

            The term "Nondefaulted Auto Loan" shall mean an Auto Loan which is not a Defaulted Auto Loan.

            The term "Non-recourse Indebtedness" means Indebtedness as to which the Borrower is obligated only to the extent of the cash flow from a designated asset pool pledged to secure such Indebtedness.

            The term "Note(s)" shall have the meaning set forth in Section 1.2(b) hereof and shall include any subdivision of the Note issued in accordance with Section 1.2(c).

            The term "Obligor" shall mean, with respect to any Auto Loan, the Person primarily obligated to make payments in respect thereto.

            The term "Officer's Certificate" (i) with respect to the Collateral Agent, any officer within the structured capital division (or any successor thereof) including any vice president, assistant vice president, or any officer or assistant officer of the Collateral Agent customarily performing functions similar to those performed by any of the above-designated officers and





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      (ii) with respect to AutoBond, the Collateral Agent, the Servicer or the
      Borrower shall mean a certificate executed on behalf of such party by the Chairman of the Board, the President or any Vice President of the relevant entity.

            The term "Payment Date" shall mean the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day) commencing June 15, 1996.

            The term "Permitted Investments" shall mean the following Investments to be held in an account of the Borrower at the Collateral
      Agent:

            (a) certificates of deposit with final maturities of one (1) year or less issued by banks or trust companies organized under the laws of the United States of America or any state thereof and having unsecured long-term debt rated "A" or better by S&P or "A-2" or better by Moody's provided, however, that any such certificates of deposit that are rated by both such rating agencies shall be rated "A" or better by S&P and "A-2" or better by Moody's;

            (b) commercial paper of corporations organized under the laws of a jurisdiction within the United States of America maturing not more than two hundred seventy (270) days from the date of issuance thereof and rated "A-1" or better by S&P or "P-1" or better by Moody's without regard to maturity; provided, however, that any such commercial paper that is rated by both such rating agencies shall be rated "A-1" or better by S&P and "P-1" or better by Moody's;

            (c) direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof and maturing within one (1) year from the date of acquisition thereof;

            (d) debt securities of corporations organized under the laws of a jurisdiction within the United States of America (i) with a maturity of one (1) year or less and rated "A" or better by S&P or "A-2" or better by Moody's; provided, however, that any such debt





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                  security that is rated by both such rating agencies shall be rated "A" or better by S&P and "A-2" or better by Moody's; and

            (e) money market funds having ratings in the highest or second highest available rating category of S&P and Moody's at the time of such investment which invest only in other Permitted Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Permitted Investments set forth in this Agreement.

      Any Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates.

            The term "Permitted Liens" shall mean:

                  (a) Liens created under the Security Agreement;

                  (b) Liens securing taxes, assessments, governmental charges or levies not yet due or the payment of which is not then required by
            Section 10.6 hereof;

                  (c) any Lien which is a mechanics lien assessed against an Automobile securing a Sold Auto Loan; and

                  (d) Liens securing Non-recourse Indebtedness.

            The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

            The term "Precomputed Auto Loan" shall mean any Auto Loan under which earned interest (which may be referred to in the Auto Loan as the add-on finance charge) and principal is determined according to the sum of periodic balances or the sum of monthly balances or the sum of the digits or any equivalent method commonly referred to as the "Rule of 78s".

            The term "Program Documents" shall mean this Agreement, the Security Agreement, the Servicing





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      Agreement, the Lockbox Agreement, the Sale Assignments, the Note and the
      Loan Acquisition Agreement.

            The term "Program Manual" shall mean the AutoBond Program Administration Manual in effect as of the date hereof, as modified from time to time.

            The term "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            The term "Purchase Price" shall have the meaning set forth in the Loan Acquisition Agreement.

            The term "Reference Banks" shall mean four major banks in the London interbank market selected by the Collateral Agent.

            The term "Repurchase Price" shall mean, with respect to any Sold Auto Loan which AutoBond is obligated to repurchase, an amount equal to
      (a) the Unpaid Principal Balance of such Sold Auto Loan as of the end of the preceding Collection Period, plus (b) accrued and unpaid interest in respect thereof calculated at the [related APR] from the last day to which interest has been paid and credited to the Lockbox or Collateral Account through the last day of such Collection Period, minus (iii) the amount of any principal deposited in the Lockbox or the Collection Account in respect of such Auto Loan since the end of such Collection Period.

            The term "Repurchase Requirement" shall have the meaning specified in Section 2.3 hereof.

            The term "Requirement of Law" shall mean, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

            The term "Restricted Investment" shall mean any Investment other than a Permitted Investment.

            The term "Securities" shall mean, with respect to any Person, any shares of any class of such Person's





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      capital stock, or any options or warrants to purchase its capital stock or other security exchangeable for or convertible into its capital stock.

            The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            The term "Security Agreement" shall have the meaning set forth in
      Section 1.5 hereof.

            The term "Security Interest" shall mean the security interest and rights created under the Security Agreement in the Collateral in favor of the Lender.

            The term "Selling Dealer" shall mean with respect to each Sold Auto Loan, the Dealer that sold such Sold Auto Loan to AutoBond.

            The term "Servicer" means CSC Logic/MSA L.L.P., doing business as "Loan Servicing Enterprises", a Texas limited liability partnership, in its capacity as servicer under the Servicing Agreement.

            The term "Servicer Report" shall have the meaning set forth in the Servicing Agreement.

            The term "Servicing Agreement" shall mean the Servicing Agreement, dated as of May 21, 1996 among the Borrower, AutoBond, the Collateral Agent and the Servicer.

            The term "Solvent" shall mean, with respect to any Person, that:

            (a) the Properties of such Person, at a fair valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person;

            (b) based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and






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            (c) such Person does not have an unreasonably small capital with which to engage in its anticipated business.

            The "fair valuation" of the Properties of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

            The term "S&P" shall mean Standard & Poor's Ratings Group.

            The term "Specified Sold Auto Loan" shall mean each Sold Auto Loan pledged by the Borrower to the Collateral Agent under the Security Agreement as security for its obligations hereunder and under the Security Agreement.

            The term "Subsequent Closing Date" shall have the meaning set forth in Section 1.2 hereof.

            The term "Successor Servicer" shall have the meaning set forth in the Servicing Agreement.

            The term "Telerate Page 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

            The term "this Agreement" shall mean this Credit Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

            The term "Unpaid Principal Balance" means, with respect to any Auto Loan as of any Determination Date, (i) for an Auto Loan bearing interest calculable on a simple interest basis, the unpaid principal amount for such Auto Loan or (ii) for a Precomputed Auto Loan, the Net Principal Balance, in each case as of the end of the most recent Collection Period; provided that, for any Auto Loan where the Net Unrealized Amount equals the Unpaid Principal Balance, such Unpaid Principal Balance shall thereafter equal zero (other than for purposes of calculating the Net Unrealized Amounts).





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            The term "Unused Facility Amount" means $20,000,000 minus the aggregate principal amount of all outstanding Advances.

            The term "VSI Policy" shall mean the Vendor's Single Interest Insurance Policy, including the Credit Endorsement, issued by Interstate Fire & Casualty Company, insuring against risk of physical damage or other losses on the Financed Vehicles.

      Section 14.2 Directly or Indirectly. Any provision in this Agreement referring to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

      Section 14.3 Accounting Terms. All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

      Section 14.4 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      Section 14.5 Headings. The headings of the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not affect the meaning of this Agreement.

      Section 14.6 Independence of Covenants, etc. Each representation, covenant or Event of Default herein shall be given independent effect so that if any action or condition would violate any of such covenants, would breach any of such representations or would constitute any of such Events of Default, the fact that such action or condition would not violate or breach, any other covenant or representation or constitute another Event of Default shall not avoid the violation of such covenant or representation or the occurrence of such Event of Default.


SECTION 15. INDEMNIFICATION AND FUNDING LOSSES.

      Section 15.1 Indemnification. (a) The Borrower and AutoBond, jointly and severally, agree to indemnify and hold harmless the Lender, the directors, officers, employees and agents of the Lender and each Person who controls the Lender within the meaning of the Securities Act or the





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Securities Exchange Act from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which any of them may become subject to the extent that any such claims, damages, losses, liabilities, costs or expenses are attributable to the transactions contemplated herein, including, without limitation, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise; provided, that the Borrower and AutoBond shall not be liable to the Lender for any (i) losses incurred by the Lender in its capacity as a Lender with respect to the Advances,
(ii) losses incurred by the Lender as a result of breaches by the Lender of any of its obligations hereunder or under any of the other Program Documents, the fraudulent actions, misrepresentations, negligence or willful misconduct of the Lender or (iii) losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal income, state or local income or franchise taxes, or any other taxes imposed on or measured by gross or net income, gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Lender (including any liabilities, costs or expenses with respect thereto). The foregoing is in addition to any rights (including without limitation rights to indemnity) to which the Lender may otherwise be entitled.

      (b) Promptly after receipt by the Lender of notice of the commencement of any action, the Lender shall, if a claim in respect thereof is to be made against the Borrower or AutoBond (each, an "Indemnifying Party") under this
Section 15.1, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to the Lender except to the extent such Indemnifying Party is prejudiced thereby. In case any action is brought against the Lender, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to appoint counsel satisfactory to such Indemnifying Party (who shall not, except with the consent of the Lender, be counsel to the Borrower or AutoBond) to represent the Lender in such action; provided, however, that, if the defendants in any action include both the Lender and an Indemnifying Party and the Lender shall have reasonably concluded that there may be legal defenses available to it which are different from or





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additional to those available to the Indemnifying Party, the Lender shall have the right to select separate counsel to defend such action on behalf of it. Upon receipt of notice from the Indemnifying Party to the Lender of its election so to appoint counsel to defend such action and approval by the Lender of such counsel, the Indemnifying Party will not be liable to the Lender under this
Section 15.1 for any legal or other expenses subsequently incurred by the Lender in connection with the defense thereof unless (i) the Lender shall have employed separate counsel in accordance with the proviso to the next preceding sentence,
(ii) the Indemnifying Party shall not have employed counsel satisfactory to the Lender to represent the Lender within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party has authorized the employment of counsel for the Lender at the expense of the Indemnifying Party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (c) If the indemnification provided for in this Section 15.1 is unavailable or insufficient to hold harmless the Lender under subsection (a) or
(b) above, then the Indemnifying Parties shall contribute to the amount paid or payable by the Lender as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Parties on the one hand and the Lender on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Parties on the one hand and the Lender on the other in connection with the actions or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The Lender and the Indemnifying Parties agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (c). The amount payable by the Indemnifying Parties as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by the Lender in connection with investigating or defending any action or claim which is the subject of this subsection (c). No





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person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (d) The obligations of the Indemnifying Parties and the Lender under this
Section 15.1 shall be in addition to any liability which each of them may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Lender within the meaning of the Securities Act; and, with respect to the obligation of the Indemnifying Parties to the Lender as indemnified party, shall extend, upon the same terms and conditions, to each director of the Lender.

      (e) The Lender agrees to notify the indemnifying party in writing of the commencement of any action with respect to which indemnification may be owed to it pursuant to this Section 15.1 or Article V of the Servicing Agreement after receipt by the Lender of notice of commencement thereof, but the omission so to notify the indemnifying party will not relieve such indemnifying party from any liability which it may have except to the extent the indemnifying party is prejudiced thereby. For purposes of this Section 15.1(e), the Servicer shall be a third party beneficiary of the agreements herein contained.

      (f) The agreement, indemnities and other statements of the parties hereto in or made pursuant to this Section 15.1 will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in this Section 15.1. The provisions of this
Section 15.1 shall survive the termination or cancellation of this Agreement.

      Section 15.2 Indemnification with respect to the Specified Sold Auto Loans. Without limiting any other rights that the Collateral Agent or the Secured Parties (each an "Indemnified Party") may have hereunder or under applicable law, AutoBond hereby agrees, jointly and severally, to pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all claims, losses, damages and liabilities and related costs and expenses, including taxes and reasonable attorneys' fees and disbursements ("Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or resulting from:





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      (a) the use by AutoBond of proceeds of any sale or in respect of any Auto
Loan;

      (b) any representation or warranty made or deemed made by AutoBond (or any of its officers) under this Agreement, or any report delivered by AutoBond pursuant hereto or any other information delivered by AutoBond pursuant hereto, having been incorrect in any material respect when made or deemed made or delivered (except with respect to any representation and warranty arising under Section 2.3(a) (other than Section 2.3(a)(xxi)(A) in respect of losses to or damages imposed on Borrower or the Collateral Agent in excess of the Repurchase Price of a Specified Sold Auto Loan) in respect of a Specified Sold Auto Loan, as to which the remedies are set forth in Section 2.3(b));

      (c) the failure by AutoBond to comply with any applicable law, rule or regulation with respect to any Specified Sold Auto Loan, or the nonconformity of any Specified Sold Auto Loan with any such applicable law, rule or regulation;

      (d) the failure to vest and maintain vested in the Borrower and its assignees, legal, equitable and marketable title to and ownership of the Auto Loans which are, or are purported to be, Specified Sold Auto Loans, together with all proceeds in respect thereof, free and clear of any Adverse Claim (except as permitted hereunder) whether existing at the time of the proposed sale of such Auto Loan or at any time thereafter and without limitation to the remedies set forth in Section 2.3(c);

      (d) the actions or inactions of AutoBond or any officer, director, employee or agent of AutoBond; or

      (e) the assessment of any tax or governmental fee or charge (and all interest or penalties with respect thereto) as the result of the purchase or ownership of any Auto Loan, other than taxes on or measured by the gross income of any Person.

excluding, however, (i) recourse for any uncollectible Specified Sold Auto Loan; provided, that the foregoing shall not be deemed to limit the Borrower's or the Collateral Agent's rights under Sections 2.3(c), or this Section 15.2 and, with respect to a breach in the representation and warranty set forth in Section 2.3(a)(xxi)(A), Section 9(b), and (b) Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct on the part of any Indemnified Party. AutoBond acknowledges that the Borrower





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has assigned its rights of indemnity granted hereunder to the Collateral Agent.
AutoBond agrees that, upon such assignment, such assignee may enforce directly, without joinder of the Borrower, the indemnities set forth in this Section 15.2. It is understood and agreed that the indemnity obligations of AutoBond hereunder shall survive the termination of this Agreement or of any Specified Sold Auto Loan.


SECTION 16. MISCELLANEOUS.

      Section 16.1 Notices. (a) All communications under this Agreement or the Notes shall be in writing and shall be delivered or mailed or sent by facsimile transmission and confirmed in writing (i) if to the Lender, to the Lender, at such address as the Lender may have furnished to the Borrower in writing, and
(ii) if to the Borrower, at the address set forth in Section 2.2(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender and (iii) if to AutoBond to it at the address set forth in Section 2.3(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender.

      (b) Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

      Section 16.2 Survival. All representations, warranties and covenants made by the Borrower herein or by the Borrower in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by the Lender and shall survive regardless of any investigation made by the Lender or on the Lender's behalf.

      Section 16.3 Successors and Assigns. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder. Whether or not expressly so stated and subject to the restrictions set forth herein, the provisions of Sections 5 through 16 of this Agreement are intended to be for the Lender's benefit and shall be enforceable by the Lender; and, provided further, that the provisions of Sections 7.2 and 10.1 hereof shall also be for the benefit of, and shall





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be enforceable by, any Person who shall no longer be a Lender hereunder but who shall have incurred any expense or been subjected to any liability referred to therein while, or on the basis of being, a Lender.

      Section 16.4 Amendment and Waiver. (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Borrower, AutoBond and (i) on or prior to the Initial Closing Date, the Initial Lender, and (ii) after the Initial Closing Date, the Lender (or, if multiple Lenders, Lenders with respect to at least 66-2/3% in aggregate unpaid principal amount of the Advances; provided, however, that no such amendment, supplement or waiver shall, without the written consent of all Lenders, (a) change, with respect to the Advances, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Advances is required to be made; (b) reduce the percentage of the aggregate principal amount of Advances required for any amendment, consent or waiver hereunder; or (c) release any material Lien of the Collateral Agent, held for the benefit of the Lender, on any of the Collateral or affect the priority thereof.

      (b) Any amendment, supplement or waiver effected in accordance with this
Section 16.4 shall be binding upon the Lender, each Assignee and the Borrower.

      (c) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of the Program Documents or the Note unless the Initial Lender and the Lender (irrespective of the amount of Advances made by it) shall be informed thereof by the Borrower and shall be afforded the opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 16.4 shall be delivered by the Borrower to the Lender forthwith following the date on which the same shall have been executed and delivered by the Lender of the requisite percentage of Advances. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to the Lender as consideration for or as an inducement to the entering into by the Lender of any waiver or amendment of any of the terms and provisions of the Program Documents unless such





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remuneration is concurrently paid, on the same terms ratably to the Lenders with respect to all of the Advances.

      Section 16.5 Counterparts. This Agreement may be executed and delivered simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 16.6 Reproduction of Documents. This Agreement and all documents relating hereto (other than the Note), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Initial Lender at the closing of the Initial Lender's making of Advances, and (c) financial statements, certificates and other information heretofore or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic or other similar process and the Lender may destroy any original document so reproduced. The Borrower agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

      Section 16.7 Consent to Jurisdiction and Venue. The Borrower and AutoBond each hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to the Program Documents or any Note may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Borrower and AutoBond each irrevocably consent to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Borrower at its address for notices provided in Section 16.1 hereof. The Borrower and AutoBond each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in





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other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 16.7 shall be by registered or certified mail, return receipt requested. Nothing in this Section 16.7 shall affect the Lender's right to serve legal process in any other manner permitted by law or affect the Lender's right to bring any suit, action or proceeding against the Borrower or any of its properties in the courts of any other jurisdiction.

      Section 16.8 No Petition. The Lender and each Assignee hereby covenant and agree that, until the expiration of the later of, (a) the date which is one year and one day after the payment in full of all outstanding Advances, and (b) the date which is one year and one day after the payment in full of all investor certificates or other securities outstanding and issued pursuant to any Disposition, it will not institute against the Borrower, or join in any institution against the Borrower of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in connection with any obligations relating to the Advances or the Program Documents.

      Section 16.9 Acts of Lender.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Borrower. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 16.9.

      (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Borrower deems sufficient.

      (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender or any Assignee shall bind the Lender and such Assignee in respect of anything done, omitted or suffered to be done by the Borrower in reliance thereon, whether or not notation of such action is made upon such Note.






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

      Section 16.10 Confidentiality. All non-public information relating to this Agreement, the Program Documents and the transactions contemplated thereby will be kept confidential by AutoBond, the Borrower and the Initial Lender. The provisions of this Section 16.10 shall not survive the termination of this Agreement.







                                       80

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

      IN WITNESS WHEREOF, the parties hereto have cause this Credit Agreement to be duly executed as of the day and year first above written.


                         AUTOBOND FUNDING CORPORATION II



                              By:_______________________________
                                 Name:
                                 Title:



                         AUTOBOND ACCEPTANCE CORPORATION



                              By:_______________________________
                                 Name:
                                 Title:



                         PEOPLES SECURITY LIFE INSURANCE
                              COMPANY



                              By:_______________________________
                                 Name:
                                 Title:





                                       81

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

                                                                       EXHIBIT A


                                 [Form of Note]


                                 PROMISSORY NOTE


$20,000,000                                                         May 21, 1996
                                                              New York, New York


      FOR VALUE RECEIVED, AutoBond Funding Corporation II, a Delaware corporation (the "Borrower") for value received, hereby promises to pay to [Lender] (the "Lender") or its assigns, the principal sum of Twenty Million Dollars ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Advance, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

      The date, amount, interest rate and maturity date of each Advance made by the Lender shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

      This Note is the Note referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of May 21, 1996 among the Borrower, AutoBond Acceptance Co. and the Lender and evidences Advances made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

      The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Advances upon the terms and conditions specified therein.

      This Note is secured in accordance with and entitled to the benefits of the Security Agreement. Copies of the Security Agreement may be examined at the office of the Borrower maintained pursuant to Section 10.1 of the Credit Agreement.

      The Borrower agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Credit Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

      The Borrower hereby waives diligence, presentment and notice of any kind. The non-exercise by the holder hereof of any right in any one instance shall not limit the other (or further) exercise of that right in that (or any other) circumstances.

      By its holding of this Note, the Lender shall be deemed to accept the terms of the Credit Agreement and the Security Agreement and agree to be bound thereby.

      This Note shall be governed by and construed in accordance with the law of the State of New York.






                                        2

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

      IN WITNESS WHEREOF, AutoBond Funding Corporation II has caused this Note to be duly executed on its behalf by its officers thereunto duly authorized.


                                 AUTOBOND FUNDING CORPORATION II



                                 By:_______________________________
                                    Name:
                                    Title:






                                        3

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

                              SCHEDULE OF ADVANCES


      The Note evidences Advances made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


           Principal             Maturity     Amount       Unpaid
Date of    Amount of  Interest   Date of      Paid or    Principal     Notation
Advance     Advance     Rate     Advance      Prepaid      amount      Made By
- --------------------------------------------------------------------------------












































                                        4

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

                                                                       EXHIBIT B


                            FORM OF BORROWING NOTICE

                             [Borrower's Letterhead]

                                                                [Date]


[Lender]
[Address]
Attention: __________________________


      In accordance with Section 1.3 of the Credit Agreement, dated as of May 21, 1996 (the "Credit Agreement"), among AutoBond Funding Corporation II (the "Borrower"), AutoBond Acceptance Corporation and [Lender], the undersigned hereby gives notice to the Lender that on ______________ the Borrower proposes to borrow from the Lender $________________ in accordance with and subject to the terms of the Credit Agreement. The Borrower hereby confirms that all conditions to funding have been satisfied.

      The Advance shall be wired to:

                  [insert wire instructions]


                                  AUTOBOND FUNDING CORPORATION II


                                   By:_______________________________
                                      Name:
                                      Title:

                                                                [EXECUTION COPY]


                                 SIDE AGREEMENT


      SIDE AGREEMENT between AUTOBOND ACCEPTANCE CORPORATION ("AutoBond"), AUTOBOND FUNDING CORPORATION II (the "Borrower"), and PEOPLES SECURITY LIFE INSURANCE COMPANY (the "Lender"). Capitalized terms used and not defined herein shall have the meanings specified in the Credit Agreement, dated as of May 21, 1996 (the "Credit Agreement") among the Borrower, AutoBond, as Administrator and Peoples Security Life Insurance Company.

      Notwithstanding the provisions set forth in the Credit Agreement and the Security Agreement, in connection with the execution and delivery of the Credit Agreement and the Security Agreement, the Borrower, AutoBond and the Lender desire to set forth herein certain additional requirements (the "Additional Requirements"). Such additional requirements shall be deemed to supplement the Credit Agreement and the Security Agreement and shall be of the same force and effect as though set forth therein.

      Section 1. Additional Defined Terms. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Side Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Side Agreement):

      "Borrowing Base Deficiency" means, on any date of termination the excess of Advances outstanding on such Determination Date over the sum of (a) the aggregate Unpaid Principal Balance of all Specified Sold Auto Loans other than Excluded Auto Loans and (b) all amounts on deposit in the Loan Purchase Account and Loan Revenue Account (to the extent allocable to principal).

      "Excluded Auto Loan" means, on any Determination Date, any Specified Sold Auto Loan (a) as to which a first payment default has occurred, (b) which is a Defaulted Auto Loan, (c) as to which a claim has been filed under the VSI Policy
(d) as to which the Obligor is bankrupt, (e) as to which the related Auto has been repossessed and (f) as to which the related Closing Date is more than 120 days prior to such date of determination.

      "Net Worth" means, with respect to AutoBond, on any date of determination, the excess of total assets over total liabilities (determined in accordance with GAAP).

      "Post IPO Equity Value" means the value of the shareholder's equity (determined in accordance with GAAP following the completion of the initial public offering).

      "Specified Reserve Allocation Percentage" has the meaning specified in the Security Agreement.

      Section 2. Additional Representations and Warranties. In addition to the representations and warranties set forth in Section 2.3 of the Credit Agreement, with respect to each Auto Loan, each of AutoBond and the Borrower represents and warrants to the Lender, as of the Closing Date on which such Auto Loan becomes a Specified Sold Auto Loan:

      (a) the total amount financed by such Auto Loan does not exceed $40,000;

      (b) such Auto Loan was not purchased by AutoBond at a discount greater than 19%;

      (c) the APR for such Auto Loan is not less than 14.5% per annum; and

      (d) the original term of such Auto Loan does not exceed 60 months.

The remedy for any breach of a representation or warranty set forth in this
Section 2 shall be as set forth in Section 2.3(c) of the Credit Agreement.

      Section 3. Additional Covenants. In addition to the covenants set forth in
Section 10 of the Credit Agreement with respect to the Borrower and Section 11 of the Credit Agreement with respect to AutoBond, each of the Borrower and AutoBond hereby make the following additional covenants, which shall be determined as of each Determination Date:

      (a) no more than 10% of the aggregate Unpaid Principal Balance of the Specified Sold Auto Loans shall represent Automobiles purchased from Dealers who are not franchised new car Dealers; provided, however, that neither the Borrower nor AutoBond shall be deemed to have violated this covenant if the Borrower and AutoBond cure any violation of the immediately preceding clause within 30 days of the earlier to occur of (i) the first Determination Date on which the requirements specified in the immediately preceding clause was determined to have been breached and (ii) the date on which the Borrower or AutoBond has actual knowledge that the requirements set forth in the second preceding clause have been breached;

      (b) the weighted average purchase discount with respect to all Specified Sold Auto Loans shall not exceed 15% and the weighted average APR shall not be less than 16% per annum; provided, however, that neither the Borrower nor AutoBond shall be deemed to have violated this covenant if the Borrower and AutoBond cure any violation of the immediately preceding clause within 30 days of the earlier to occur of (i) the first Determination Date on which the requirements specified in the immediately preceding clause was determined to have been breached and (ii) the date on which the Borrower or AutoBond has actual knowledge that the requirements set forth in the second preceding clause have been breached;

      (c) no more than 2% of the aggregate Unpaid Principal Balance of the Specified Sold Auto Loans shall be in respect of Automobiles with a model year prior to 1988; provided, however, that neither the Borrower nor AutoBond shall be deemed to have violated this covenant if the Borrower and AutoBond cure any violation of the immediately preceding clause within 30 days;

      [(d) to their knowledge, there is no Borrowing Base Deficiency; provided, however, that the Borrower and AutoBond shall not be required to make such covenant during such time as an Amortization Event has occurred and is continuing;] and

      (e) to calculate the Borrowing Base and determine the existence or extent of any Borrowing Base Deficiency on each Determination Date and to provide such information to the Lender in the Monthly Servicer Report.

The remedy for any breach of the covenants set forth in this Section 3 shall be as provided in Section 13.1(c) of the Credit Agreement.

      Section 4. Additional Events of Default. In addition to the Events of Default set forth in the Credit Agreement, the occurrence of the following conditions or events shall also constitute an Event of Default:

      (a) there is a Borrowing Base Deficiency that continues unremedied for a period of 5 Business Days following [earlier to occur of actual knowledge thereof or] the Determination Date on which such Borrowing Base Deficiency was determined to exist; or

      (b) a Change of Control has occurred; or

      (c) the Net Worth of AutoBond is less than $2.5 million prior to the initial public offering or less than 50% of Post IPO Equity Value following the completion of the initial public offering;

upon the occurrence of any of the foregoing additional Events of Default, the provisions set forth in Section 13 of the Credit

Agreement shall apply with the same force and effect as though such additional Events of Default were set forth therein.

      Section 5. Additional Funding Termination Events. In addition to the Funding Termination Events set forth in the Credit Agreement, the occurrence of the following conditions or events shall also constitute a Funding Termination
Event:

      (a) during such time as the Specified Reserve Allocation Percentage is 100% or

      (b) during such time as a Purchase Termination Event (as such term is defined in the Loan Acquisition Agreement) has occurred and is continuing.


      Section 6. Certain Definitions. Notwithstanding the requirements set forth in the Credit Agreement and the Security Agreement, for purposes of making any calculations or disbursements under, determining the compliance with, or the occurrence of an Event of Default under the provisions of the Credit Agreement or the Security Agreement, the following terms shall have the meanings specified herein:

      "Delinquency Ratio" shall mean as of any Determination Date, the product of (a) the percentage equivalent of a fraction (i) the numerator of which equals the sum of (A) the aggregate Unpaid Principal Balance of Specified Sold Auto Loans which have become Defaulted Auto Loans as of the end of the most recently ended Collection Period minus (B) the sum of the aggregate Unpaid Principal Balance of (1) all Specified Sold Auto Loans against which insurance claims have been filed as of the end of the most recently ended Collection Period and (2) Specified Sold Auto Loans for which the related financed vehicles are subject to repossession as of the end of the most recently ended Collection Period and which are not included in (1), and (ii) the denominator of which equals the aggregate Unpaid Principal Balance of Specified Sold Auto Loans outstanding as of the end of the most recently ended Collection Period minus the amount determined pursuant to clause (B) above and (b) 12.

      "Net Loss Ratio" shall mean, as of any Determination Date, the product of
(a) the percentage equivalent of a fraction (i) the numerator of which equals
(a) the Net Unrealized Amounts on Auto Loans that became subject to repossession during the most recently ended Collection Period, plus (b) any adjustments (which may be positive or negative) to Net Unrealized Amounts from a prior period and not reflected, and (ii) the denominator of which equals the average aggregate Unpaid Principal Balance of Auto Loans outstanding during the most recently ended Collection Period and (b) 12.

      "Reserve Account Required Balance" shall mean, as of any Payment Date, the greater of (a) $150,000 and (b) the product of (i) the Target Reserve Percentage and (ii) the aggregate principal amount of all Advances outstanding as of such Payment Date (after giving effect to any payments to be made on such Payment Date, if any); provided, however, that in no event shall the Reserve Account Required Balance be less than $250,000 during such time as any Advance is outstanding.

      "Target Reserve Percentage" shall mean 6%; provided, that if, as of a Determination Date,

            (a) the average of the Net Loss Ratios for the immediately preceding three Collection Periods is greater than or equal to 2.75% but less than 4%, the Target Reserve Percentage shall equal 9%;

            (b) the average of the Net Loss Ratios for the immediately preceding three Collection Periods is greater than or equal to 4%, the Target Reserve Percentage shall equal 12%;

            (c) the average of the Net Loss Ratios for the immediately preceding six Collection Periods is less than 4% but equal to or greater than 2.75%, then the Target Reserve Percentage shall revert to 9%;

            (d) the average of the Net Loss Ratios for the immediately preceding six Collection Periods is less than 2.75%, then the Target Reserve Percentage shall revert to 6%;

            (e) the Delinquency Ratio is greater than or equal to 7% or the average net loss per Defaulted Auto Loan is greater than or equal to $3,000, then the Target Reserve Percentage shall equal 9%; and

            (f) the average of the Delinquency Ratio over two Collection Periods is less than 7%, then the Target Reserve Percentage shall revert to 6%;

            (g) there occurs an Event of Collection Agent Termination with respect to AutoBond under Sections 3.07(c) or (d) of the Servicing Agreement, then the Target Reserve Percentage shall equal 10%; and

            (h) if the Specified Reserve Allocation Percentage equals 100% or during such time as a Funding Termination Event is continuing, then the Target Reserve Percentage shall equal 100%.

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

      Section 7. Miscellaneous.

      (a) Governing Law. THIS SIDE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      (b) Consent to Jurisdiction and Venue. The Borrower, AutoBond and the Lenders each hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to the Program Documents or this Side Agreement may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Borrower, AutoBond and the Lender each irrevocably consent to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the addresses set forth in the Credit Agreement. The Borrower and AutoBond each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 7(b) shall be in accordance with the provisions of Section 16.7 of the Credit Agreement. Nothing in this Section 7(b) shall affect the Lender's right to serve legal process in any other manner permitted by law or affect the Lender's right to bring any suit, action or proceeding against the Borrower or any of its properties in the courts of any other jurisdiction.

      (c) No Petition. Each of AutoBond, the Collateral Agent, the Lender and each Assignee hereby covenant and agree that, until the expiration of the later of, (i) the date which is one year and one day after the payment in full of all outstanding Advances, and (ii) the date which is one year and one day after the payment in full of all investor certificates or other securities outstanding and issued pursuant to any Disposition, it will not institute against the Borrower, or join in any institution against the Borrower of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in connection with any obligations relating to the Advances or the Program Documents.

      (d) Counterparts. This Agreement may be executed and delivered simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Side Agreement to be duly executed as of the day and year first above written.


                         AUTOBOND FUNDING CORPORATION II



                  By:__________________________________
                     Name:
                     Title:



                         AUTOBOND ACCEPTANCE CORPORATION



                  By:__________________________________
                     Name:
                     Title:


                  PEOPLES SECURITY LIFE INSURANCE COMPANY



                  By:__________________________________
                     Name:
                     Title:


ACKNOWLEDGED AND AGREED:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS
  COLLATERAL AGENT

By:__________________________________
   Name:
   Title:

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